As filed with the Securities and Exchange Commission on May 24, 2011

                                                                                Securities Act Registration No. __________

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-effective Amendment No. __ ☐            Post-effective Amendment No. __ ☐

(Check appropriate box or boxes)

The Saratoga Advantage Trust

(Exact Name of Registrant as Specified in Charter)

1101 Stewart Avenue, Suite 207

Garden City, New York 11530

 (Address of Principal Executive Offices)

(516) 307-1760

 (Registrant’s Telephone Number, including Area Code)

Stuart M. Strauss, Esq.

Dechert LLP

 1095 Avenue of the Americas

New York, New York 10036-6797

 (Name and Address of Agent for Service of Process)

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing will become effective on June 23, 2011, pursuant to Rule 488 under the Securities Act of 1933, as amended.

     The title of the securities being registered is Class A shares of the James Alpha Global Real Estate Investments Portfolio.

     No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

GLOBAL REAL ESTATE INVESTMENTS FUND

5251 DTC Parkway, Suite 935

Greenwood Village, Colorado 80111

(866) 622-3864

June __, 2011

Dear Shareholder:

We are writing to inform you that a special meeting (the “Meeting”) of the shareholders of the Global Real Estate Investments Fund (the “Target Fund”) will be held on July 22, 2011 at 10:30 a.m., Eastern time, at 515 Madison Avenue, 24th Floor, New York, New York 10022.  The purpose of the Meeting is to vote on an important proposal that affects the Target Fund, as described in the enclosed Proxy Statement/Prospectus.

The Board of Trustees of the Target Fund has approved the reorganization of the Target Fund to The Saratoga Advantage Trust by transferring all of the assets and liabilities of the Target Fund to a newly formed portfolio of The Saratoga Advantage Trust (the “Acquiring Fund”) with substantially the same investment objective, principal investment strategies and risks as the Target Fund.  The Acquiring Fund will employ the same investment adviser and portfolio managers as the Target Fund.

The enclosed Proxy Statement/Prospectus describes the proposal and compares the Target Fund to the Acquiring Fund.  You should review these materials carefully.

The Board of Trustees of the Target Fund has unanimously approved, and recommends that you vote “FOR,”  the  proposal.

If you are a shareholder of record as of the close of business on June 10, 2011, you are entitled to vote at the Meeting and at any adjournment or postponement thereof.  Your vote is important no matter how many shares you own.  Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope.  If you attend the Meeting, you may vote in person.  You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.  If you have any questions regarding the issue to be voted on, please call Ascent Real Estate Securities, LLC at (866) 622-3864.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Global Real Estate Investments Fund.

Sincerely,

__________________________
Andrew J. Duffy

President

GLOBAL REAL ESTATE INVESTMENTS FUND

5251 DTC Parkway, Suite 935

Greenwood Village, Colorado 80111

(866) 622-3864

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 22, 2011

A special meeting (the “Meeting”) of the shareholders of the Global Real Estate Investments Fund (the “Target Fund”) will be held on July 22, 2011 at 10:30 a.m., Eastern time, at 515 Madison Avenue, 24th Floor, New York, New York 10022, to vote on the following proposal and transact any other business as may properly be brought before the Meeting:

To approve an Agreement and Plan of Reorganization, providing for (a) the transfer of all of the assets and liabilities of the Target Fund to the James Alpha Global Real Estate Investments Portfolio (the “Acquiring Fund”), a newly formed portfolio of The Saratoga Advantage Trust, in exchange for Class A shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

Shareholders of record as of the close of business on June 10, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

The Board of Trustees of the Target Fund requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

The Board of Trustees of the Target Fund recommends that you cast your vote FOR the Reorganization as described in the Proxy Statement/Prospectus.

The proposal is discussed in greater detail in the attached Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed Proxy Card so that a quorum will be present and a maximum number of shares may be voted.  Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed Proxy Card.  You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting.

By Order of the Board of Trustees

Andrew J. Duffy

President

June __, 2011

_______________________________

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL
_______________________________

We are providing you with this overview of the proposal on which your vote is requested.  Please read the full text of the Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference.  Your vote is important.

Questions and Answers

Q.

What am I being asked to vote upon?

A.

As a shareholder of the Global Real Estate Investments Fund (the “Target Fund”), you are being asked to consider and approve an Agreement and Plan of Reorganization (“Agreement”) under which all of the assets and liabilities of the Target Fund will be transferred to the James Alpha Global Real Estate Investments Portfolio (the “Acquiring Fund”), a newly formed portfolio of The Saratoga Advantage Trust (the “Acquiring Trust”) with substantially the same investment objective, principal investment strategies and risks as the Target Fund (the “Reorganization”).  If shareholders of the Target Fund approve the Agreement, the Target Fund’s shareholders will receive Class A shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the outstanding shares of the Target Fund held by such shareholders will be terminated and cancelled as permitted by the organizational documents of the Target Fund and applicable law.  The Target Fund will thereafter wind up its affairs and be liquidated and terminated under applicable law.

Q.

Why is the Reorganization being proposed?

A.

The primary purpose of the Reorganization is to move the Target Fund to the Acquiring Trust’s mutual fund platform. Reconstituting the Target Fund as a series of the Acquiring Trust has the potential to (a) expand the Target Fund’s presence in more distribution and channels, (b) increase its assets base, (c) lower operating expenses as a percentage of assets, and (d) provide exchangeability with other funds within the Saratoga Fund Family on a load-waived basis.

Q.

What effect will the Reorganization have on me as a shareholder of the Target Fund?

A.

Immediately after the Reorganization, you will own shares of the Acquiring Fund that are equal in value to the Class A shares of the Target Fund that you held immediately prior to the closing of the Reorganization.  As a shareholder of the Acquiring Fund, you will have full access to the Acquiring Trust’s shareholder and transfer agency servicing platforms, which provide customer assistance through the Internet, by telephone and by mail.  The Acquiring Fund, however, uses different service providers than the Target Fund and, as a result, the processes and mechanisms that shareholders who purchase shares directly from the Target Fund (and not through a financial intermediary) currently utilize and the persons or entities that such shareholders currently contact to buy, redeem and exchange shares and otherwise administer your account may change.  In addition, certain investor services and investment privileges will be different.  These differences, among others, are described in the Proxy Statement/Prospectus.

Q.

Are there any significant differences between the investment objective and principal investment strategies of the Target Fund and the Acquiring Fund?

A.

No.  The Acquiring Fund has substantially the same investment objective, principal investment strategies and risks as the Target Fund.  The investment objective and certain principal investment strategies of both Funds can only be changed with shareholder approval.

Q.

Will the investment adviser and the portfolio managers of the Target Fund continue to manage the Acquiring Fund?

A.

Yes.  The Acquiring Fund will be managed by Ascent Investment Advisors, LLC (the “Manager”), the investment adviser of the Target Fund, and supervised by Saratoga Capital Management, LLC.  The portfolio managers responsible for the day-to-day investment management of the Target Fund, Andrew J. Duffy and Amanda E. Black, will be the portfolio managers for the Acquiring Fund.

Q.

Are there any differences in the advisory fee or total annual fund operating expenses of the Target Fund and the Acquiring Fund?

A.

Yes.  At current asset levels, the advisory fee of the Target Fund (1.20%) will be the same as the advisory fee of the Acquiring Fund (1.20%).  However, the Acquiring Fund has higher advisory fee breakpoints than the Target Fund, meaning that as the Fund grows, the advisory fee paid by the Acquiring Fund would not be reduced as quickly as the advisory fee paid by the Target Fund.

Average Daily Net Assets of the Target Fund	Annual Management Fee Rate	Average Daily Net Assets of the Acquiring Fund
Up to and including $250,000,000	1.20%	Up to and including $500,000,000
Next $249,999,999 (Assets from $250,000,001-$500,000,000)	1.10%	Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)
Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)	1.00%	Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)
Next $999,999,999 (Assets from $1,000,000,001-$2,000,000,000)	0.90%	Next $999,999,999 (Assets from $2,000,000,001-$3,000,000,000)
Assets over $2,000,000,000	0.80%	Assets over $3,000,000,000

In addition, the Manager has agreed to waive its advisory fee and/or reimburse fund expenses of Class A shares of the Acquiring Fund through at least December 31, 2014 so that the total annual fund operating expenses of Class A shares do not exceed the annual rate of 2.75%, excluding front-end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and acquired fund fees and expenses.  This same expense cap applies to the Target Fund.  The expense limitation arrangement and a comparison of the gross and net total annual fund operating expenses of the Funds are described in the “Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus.

Q.

Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.

No.  The total value of the shares of the Target Fund that you own will be exchanged for Class A shares of the Acquiring Fund without the imposition of any sales load, commission or other transactional fee.

Q.

What are the expected federal income tax consequences of the Reorganization?

A.

The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect.  Thus, while there can be no guarantee that the U.S. Internal Revenue Service will adopt a similar position, it is expected that shareholders will have no adverse federal income tax consequences as a result of the Reorganization. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.

Q.

Have the Target Fund’s Trustees considered the Reorganization, and how do they recommend that I vote?

A.

The Trustees of the Target Fund, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Target Fund, have carefully considered the Reorganization and unanimously recommend that you vote “FOR” the Reorganization.  A summary of the considerations of the Trustees in making this recommendation is provided in the “Board Considerations” section of the Proxy Statement/Prospectus.

Q.

What is the anticipated timing of the Reorganization?

A.

A special meeting of shareholders of the Target Fund will be held on July 22, 2011 (the “Meeting”).  If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or about July 25, 2011.

Q.

What will happen if shareholders of the Target Fund do not approve the Reorganization?

A.

If the shareholders of the Target Fund do not approve the Reorganization, the Board of Trustees of the Target Fund (the “Board”) will consider other possible courses of action for the Fund.  In addition, the Reorganization may not close unless certain conditions are met.  If such conditions are not met, the Reorganization will not be consummated, even if shareholders of the Target Fund approved the Reorganization, and the Target Fund will not be combined with the Acquiring Fund.  If this occurs, the Board will consider what action, if any, for the Target Fund to take.  The “Terms of the Reorganization” section of the Proxy Statement/Prospectus generally describes the conditions to closing of the Reorganization.

Q.

What if I do not wish to participate in the Reorganization?

A.

If you do not wish to have your shares of the Target Fund exchanged for Class A shares of the Acquiring Fund as part of the Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization.  If you redeem your shares, you will incur any applicable redemption fee, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.

Why are you sending me the Proxy Statement/Prospectus?

A.

You are receiving a Proxy Statement/Prospectus because you own shares in the Target Fund and have the right to vote on the very important proposal described therein concerning the Target Fund.  The Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the proposed Reorganization.  The document is both a proxy statement of the Target Fund and a prospectus for the Acquiring Fund.

Q.

Will the Target Fund or the Acquiring Fund pay the costs of this proxy solicitation or any additional costs in connection with the proposed Reorganization?

A.

Reorganization expenses will be borne by the Target Fund except that the Acquiring Fund will bear expenses related to its organization.  In each case, such expenses will be deemed subject to the expense limitation arrangement with the Manager so that, to the extent such expenses cause the Target Fund or Acquiring Fund to exceed its expense limit, the Manager will bear the expenses.  Based on current expenses of the Target Fund and estimated expenses of the Acquiring Fund, it is expected that the Manager will bear all or substantially all of the Reorganization expenses.  Under the expense limitation agreement with the Target Fund, the Manager is entitled to recoup expenses paid by the Target Fund, including Reorganization expenses, within three years following the year in which the expenses were incurred, provided that such recoupment does not cause the Target Fund to exceed its expense limit of 2.75% of the Fund’s daily net assets.  Under the expense limitation agreement with the Acquiring Fund, the Manager is entitled to recoup expenses paid by the Acquiring Fund, as well as expenses paid by the Target Fund, including Reorganization expenses, within three years following the year in which the expenses were incurred, provided that such recoupment does not cause the Acquiring Fund to exceed its expense limit of 2.75% of the Fund’s daily net assets.

Q.

What is the required vote to approve the Proposal?

A.

The proposal must be approved by the affirmative vote of the holders of not less than 75% of the Target Fund shares outstanding as of the close of business on June 10, 2011 (the “Record Date”).

Q.

How do I vote my shares?

A.

For your convenience, there are several ways you can vote:

•

Voting in Person:  If you attend the Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote.  However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

•

Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Meeting and vote.  If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed.  If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Board, and in their best judgment on other matters.  Your proxy will have the authority to vote and act on your behalf at any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing to the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy.  In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person, provided that you present, if necessary, the letter described above under “Voting in Person.”

•

Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Proxy Statement/Prospectus.

Q.

Whom should I call for additional information about the Reorganization or the Proxy Statement/ Prospectus?

A.

If you need any assistance, or have any questions regarding the Reorganization or how to vote your shares, please call Ascent Real Estate Securities, LLC at (866) 622-3864.

GLOBAL REAL ESTATE INVESTMENTS FUND	THE SARATOGA ADVANTAGE TRUST
5251 DTC Parkway, Suite 935	1101 Stewart Avenue, Suite 207
Greenwood Village, Colorado 80111	Garden City, New York 11530
(866) 622-3864	(800) 807- FUND

PROXY STATEMENT AND PROSPECTUS
JUNE __, 2011

Introduction

This document contains information that shareholders of the Global Real Estate Investments Fund (the “Target Fund”) should know before voting on the proposed reorganization that is described herein, and should be retained for future reference.  It is both the proxy statement of the Target Fund and the prospectus for the James Alpha Global Real Estate Investments Portfolio (the “Acquiring Fund”), a newly formed portfolio of The Saratoga Advantage Trust (the “Acquiring Trust”). The Target Fund and the Acquiring Trust are registered open-end management investment companies.  We sometimes refer to the Target Fund and the Acquiring Fund collectively as the “Funds” and to each fund individually as a “Fund.”

The meeting of the shareholders of the Target Fund (the “Meeting”) will be held on July 22, 2011, at 10:30 a.m., Eastern time, at 515 Madison Avenue, 24th Floor, New York, New York 10022.  At the Meeting, shareholders of the Target Fund will be asked to consider and vote on the following proposal and transact any other business as may properly be brought before the Meeting:

To approve an Agreement and Plan of Reorganization (the “Agreement”), providing for:  (a) the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction, meaning that you should not be required to pay any federal income tax in connection with the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations and any minimum investment amounts will be waived.

The Board of Trustees of the Target Fund (the “Board”) has fixed the close of business on June 10, 2011 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.  Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share).  This Proxy Statement/Prospectus, the Notice of Special Meeting of Shareholders, and proxy cards will be mailed on or about June 24, 2011 to all shareholders entitled to vote at the Meeting.

The Board has unanimously approved the Agreement and the Reorganization and has determined that the Reorganization is in the best interest of the Target Fund and its shareholders.  If shareholders of the Target Fund do not approve the Reorganization, the Board will consider what further action is appropriate.

Additional information about the Funds is available in the:

•

Prospectus for the Target Fund;

•

Annual and Semi-Annual Reports to shareholders of the Target Fund;

•

Statement of Additional Information (“SAI”) for the Target Fund; and

•

SAI to this Proxy Statement/Prospectus.

These documents are on file with the Securities and Exchange Commission (the “SEC”).  The prospectus of the Target Fund is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/ Prospectus. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/ Prospectus, also is incorporated by reference and deemed to be part of this document. The Target Fund prospectus, the most recent Annual Report to Shareholders, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to Shareholders of the Target Fund have been previously mailed to shareholders and are available at www.ascentre.com.

Copies of all of these documents are available upon request without charge by visiting, writing to or calling:

For Target Fund Documents:	For Acquiring Fund Documents:
GLOBAL REAL ESTATE INVESTMENTS FUND	THE SARATOGA ADVANTAGE TRUST
5251 DTC Parkway, Suite 935	1101 Stewart Avenue, Suite 207
Greenwood Village, Colorado 80111	Garden City, New York 11530
(866) 622-3864	(800) 807- FUND

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, DC 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/ Prospectus, no annual or semi-annual report to shareholders is available for the Acquiring Fund at this time.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/ Prospectus.  Any representation to the contrary is a criminal offense.  An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Funds.

TABLE OF CONTENTS

PROPOSAL: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Summary

Reasons for the Reorganization

Comparison of Investment Objectives, Principal Investment Strategies and Related Risks

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Comparison of Fees and Expenses

Performance Information

Management of the Target Fund and the Acquiring Fund

Supervision of the Acquiring Fund

Comparison of Other Service Providers

Comparison of Share Classes and Distribution Arrangements

Comparison of Purchase and Redemption Procedures

Comparison of Exchange Privileges

Comparison of Dividend and Distribution Policies and Fiscal Years

Comparison of Business Structures, Shareholder Rights and Applicable Law

Terms of the Reorganization

Federal Income Tax Consequences

Accounting Treatment

BOARD CONSIDERATIONS

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE TARGET FUND

Where to Find More Information

INFORMATION ON VOTING

Proxy Statement/Prospectus

Quorum Requirement and Adjournment

Vote Necessary to Approve the Agreement

Proxy Solicitation

Other Matters

CAPITALIZATION

OWNERSHIP OF SHARES

Security Ownership of Large Shareholders

Security Ownership of Management and Trustees

SHAREHOLDER PROPOSALS

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibits

EXHIBIT A  Form of Agreement and Plan of Reorganization

EXHIBIT B  Investment Objective, Principal Investment Strategies and Related

Risks of Acquiring Fund

EXHIBIT C  Fundamental and Non-Fundamental Investment Restrictions of the Funds

EXHIBIT D  Pricing, Purchase, Redemption and Tax Information for the Acquiring Fund

EXHIBIT E  Ownership of the Target Fund

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

PROPOSAL:
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Summary

On April 5, 2011 and May 16, 2011, the Board unanimously voted to approve the Reorganization and the Agreement, respectively, subject to approval by shareholders of the Target Fund and other closing conditions.  In the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund.  The Acquiring Fund will then issue Class A shares to the Target Fund, which will distribute such shares to shareholders of the Target Fund. Any shares you own of the Target Fund at the time of the Reorganization will be cancelled and you will receive Class A shares of the Acquiring Fund having an aggregate value equal to the value of your shares of the Target Fund (even though the net asset value per share may differ). It is expected that no gain or loss will be recognized by any shareholder of the Target Fund in connection with the Reorganization, as discussed below under “Federal Income Tax Consequences.” If approved by shareholders and certain other conditions are met, the Reorganization is expected to occur on or about July 25, 2011.  A copy of the Agreement is attached as Exhibit A to this Proxy Statement/Prospectus.

Reasons for the Reorganization

The Board considered the proposed Reorganization and concluded that participation in the proposed Reorganization is in the best interests of the Target Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

(1) there is not expected to be any diminution in the nature, quality and extent of services provided to the Target Fund and shareholders as a result of the Reorganization;

(2) the Acquiring Fund has substantially the same investment objective, principal investment strategies and risks as the Target Fund;

(3) the Target Fund’s investment adviser, Ascent Investment Advisors, LLC (the “Manager”), and portfolio managers will manage the Acquiring Fund after the Reorganization;

(4) the transition from the Target Fund’s current service providers to the Acquiring Fund’s service providers will not have any foreseeable adverse effect on shareholders;

(5) the similar advisory fees and comparable total annual fund operating expenses after expense limitation and/or reimbursement;

(6)  an expected decrease in total annual operating expenses following repayment of the Reorganization expenses; and

(7)  expanded distribution opportunities in more distribution channels as a result of the Acquiring Trust having distribution arrangements with a much wider array of broker-dealers and other intermediaries than the Target Fund.

For a more complete discussion of the factors considered by the Board in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Comparison of Investment Objectives, Principal Investment Strategies and Related Risks

The Acquiring Fund was recently created specifically to acquire assets and assume liabilities of the Target Fund in the Reorganization and continue the Target Fund’s investment strategy.  The Acquiring Fund’s investment objective and principal investment strategies are substantially the same as those of the Target Fund.  Because the Target Fund and the Acquiring Fund have substantially the same investment objective and principal investment strategies, and invest in substantially the same types of securities, the risks associated with an investment in the Acquiring Fund are substantially the same as the risks associated with an investment in the Target Fund.

The investment objective, principal investment strategies and related risks of the Target Fund can be found in the Target Fund prospectus that you received upon purchasing shares in the Target Fund and any updated prospectuses that you may have subsequently received.  The investment objective, principal investment strategies and related risks of the Acquiring Fund, which are substantially the same as those of the Target Fund, are set forth in Exhibit B to this Proxy Statement/Prospectus.

The investment objective of each Fund is classified as fundamental, which means it cannot be changed without shareholder approval.  In addition, each Fund has certain principal investment strategies that are classified as fundamental, and may not be changed without shareholder approval.  Specifically, each Fund’s strategy to invest 100% of its net assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”) is classified as fundamental, as is each Fund’s strategy to invest, under normal circumstances, at least 40% of its net assets in the securities of issuers located in at least three foreign countries.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

This section compares the fundamental and non-fundamental investment restrictions of the Target Fund with those of the Acquiring Fund.  Fundamental investment restrictions of a fund cannot be changed without shareholder approval. Non-fundamental investment restrictions of a fund can be changed by the fund’s board of trustees.  Additional information regarding each Fund’s fundamental and non-fundamental investment restrictions is available in Exhibit C to this Proxy Statement/Prospectus.

Required Fundamental Investment Restrictions:

The Investment Company Act of 1940 (the “1940 Act”) requires, and the Target Fund and the Acquiring Fund each has, fundamental investment restrictions relating to diversification, borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, and concentrating in particular industries.  Each Fund’s required fundamental investment restrictions are highlighted below.

Diversification and Issuer Concentration:

Each Fund has a fundamental investment restriction requiring the Fund to invest in a manner consistent with its classification as a “diversified” fund.  A “diversified fund” is one in which, with respect to 75% of its total assets, (i) not more than 5% of the fund’s total assets are invested in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), and (ii) the fund does not hold more than 10% of the outstanding voting securities of any one issuer.

Borrowing:

Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person.  Each Fund also has a fundamental investment restriction limiting the Fund’s ability to borrow money.  Although stated differently, each Fund’s restriction permits the Fund to borrow amounts up to 33 1/3% of its total assets.  Moreover, the Acquiring Fund may only borrow money to meet redemptions or for other temporary or emergency purposes, whereas the Target Fund may borrow for temporary or emergency purposes, as well as for other purposes, such as leveraging and entering into reverse repurchase agreements. The Acquiring Fund’s restriction also prohibits the Fund from purchasing securities while borrowings exceed 5% of the Fund’s assets, while the Target Fund has no similar restriction.

Issuing Senior Securities:

The 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.  The 1940 Act generally prohibits mutual funds from issuing senior securities, in order to limit the use of leverage, which can occur when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time. SEC staff interpretations, however, allow mutual funds to engage in various transactions that might be considered to raise “senior securities” or leveraging concerns, provided that the fund satisfies certain asset coverage requirements designed to protect shareholders.

Neither Fund has a specific fundamental investment restriction with respect to the issuance of senior securities. However, the Fund’s are subject to the provisions of the 1940 Act that limit a fund’s ability to issue senior securities. In addition, each Fund has a separate fundamental restriction related to pledging assets and a non-fundamental restriction pertaining to margin purchases, which are considered senior securities under SEC interpretations.

Underwriting:

Each Fund has a fundamental investment restriction limiting the Fund’s ability to underwrite securities of other companies, although worded slightly differently.  This restriction does not prevent the Funds from selling securities in accordance with their investment objective, policies and limitations.

Investing in Real Estate:

The Funds have similar fundamental investment restrictions that limit the Funds’ ability directly to invest in real estate or real estate mortgage loans.  This restriction does not prevent the Funds from investing in REITs and the securities of real estate companies and other companies that deal in real estate, and in securities secured by real estate or interests therein.  In addition, each Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Investing in Commodities:

Each Fund has a fundamental investment restriction limiting the Fund’s ability to invest in commodities.  This restriction does not prevent the Funds from engaging in transactions involving financial futures contracts and options thereon.  However, the Acquiring Fund may not purchase or sell financial futures contracts or options for speculative purposes, and the Target Fund has no present intention to engage in financial futures transactions or related options.

Lending of Funds and Securities:

Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities.  To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities and the Fund’s fundamental investment restrictions regarding issuing senior securities.

The Target Fund has a fundamental investment policy permitting the Fund to lend up to 33% of its net assets in an attempt to generate additional income, and provides that the Fund has no current intention to participate in securities lending or otherwise lend its assets.  Although not a fundamental policy, the Acquiring Fund may lend securities to brokers, dealers and other financial organizations to generate income for the purpose of helping to meet its operating expenses, provided the loans do not exceed 33 1/3% of the Acquiring Fund’s assets taken at value.

Industry Concentration:

Each Fund has a fundamental investment restriction limiting the Fund’s ability to invest more than 25% of its net assets in a single industry, with the exception that each Fund is permitted to concentrate its assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”). Notwithstanding this 25% limitation, each Fund’s prospectus provides that the Fund must invest 100% of its assets in publicly-traded REITS and other real estate securities included in the Index.

Other Fundamental Investment Restrictions:

The Funds also have fundamental investment restrictions that are not required by the 1940 Act, some being vestiges of certain state “blue sky” laws and regulations that prohibited certain types of investments prior to the enactment of the National Securities Markets Improvement Act of 1996 (“NSMIA”), which largely preempted such state laws and regulations. The following describes these fundamental investment restrictions that apply to the Target Fund and the Acquiring Fund.

Pledging Assets:

Each Fund has a fundamental investment restriction that generally prohibits the Fund from pledging or otherwise encumbering its assets in excess of one third of its assets, except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities.

Oil, Gas, Minerals:

The Target Fund has a fundamental investment restriction prohibiting the Fund from investing in interests in oil, gas, or other mineral exploration or development programs.  The Acquiring Fund does not have a similar fundamental investment restriction.  The Target Fund’s fundamental investment restriction regarding oil and gas programs was based on various state securities laws and regulations, which were preempted by NSMIA.

When Issued and Delayed Delivery Securities:

The Target Fund has a fundamental investment policy permitting the Fund to purchase securities on a when-issued basis and purchase or sell securities for delayed delivery, provided that the Fund’s obligations are fully collateralized.  Although the Acquiring Fund does not have a similar fundamental investment policy, the Acquiring Fund may purchase securities on a when-issued basis, provided that the Fund’s obligations are fully covered, and no more than 15% of the Fund’s assets are segregated to cover such obligations.

Reverse Repurchase Agreements:

Reverse repurchase agreements may be considered to be a type of borrowing.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes.

The Target Fund has a fundamental investment policy permitting the Fund to enter into reverse repurchase agreements, provided that the Fund segregates liquid assets to cover the Fund’s obligations.   The Acquiring Fund does not have a similar fundamental investment restriction.  However, the Acquiring Fund is permitted to engage in reverse repurchase agreements, provided that the Fund segregates assets in an amount at least equal to the repurchase price of the securities.

Global Investment:

Each Fund has a fundamental investment restriction providing that, under normal circumstances, the Fund will invest at least 40% of its net assets in the securities of issuers located in at least three foreign countries.  The fundamental policy for the Target Fund is stated in its SAI, whereas the fundamental policy for the Acquiring Fund is stated in its prospectus.

Restricted Securities:

The Acquiring Fund has a fundamental investment policy providing that restricted securities sold under Rule 144A will not be considered illiquid if the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, determines, in accordance with related guidelines, that an adequate trading market exists for the security.  The Target Fund does not have a corresponding fundamental investment policy.

Non-Fundamental Investment Restrictions

Each Fund also has adopted several non-fundamental investment restrictions, which may be changed by the Board of Trustees of the Fund, without shareholder approval.  The non-fundamental investment restrictions for each Fund are substantially similar, except that the Acquiring Fund has additional non-fundamental investment restrictions relating to

Illiquid Securities:

The Acquiring Fund has a non-fundamental investment restriction that limits the Fund’s investments in illiquid securities to 15% of the value of its net assets.  The Target Fund does not have a similar restriction; however, the Target Fund follows the SEC’s guidance to limit its investments in illiquid securities to no more than 15% of the Fund’s assets.

OTC Options as Illiquid Assets:

The Target Fund has a non-fundamental investment restriction that limits writing over-the-counter options that are considered to be illiquid to 30% of the Fund’s net assets.  The Acquiring Fund’s prospectus limits writing covered call options to a notional value of up to 30% of the Acquiring Fund’s assets.

Purchasing Securities on Margin:

Each Fund has a non-fundamental investment restriction that limits the Fund’s ability to purchase securities on margin, except that that a Fund may obtain short-term loans necessary to clear Fund purchases.  However, the Target Fund’s restriction does not apply to collateral arrangements in connection with financial futures, whereas the Acquiring Fund’s restriction does not apply to collateral arrangements in connection with transactions in any futures.

Exercising Control:

The Acquiring Fund has a non-fundamental investment restriction restricting the Fund from investing for the purpose of exercising control or management of another company.  The Target Fund does not have a similar restriction; however, the Target Fund has no present intention to exercise control over the issuer of any security held by the Fund.

Joint Trading:

The Target Fund has a non-fundamental investment restriction providing that the Fund may not participate on a joint or joint and several basis in any trading account in any securities. The Acquiring Fund does not have a similar restriction; however, Section 12(a)(2) of the 1940 Act prohibits mutual funds from participating in a joint trading account unless allowed by rule or exemptive order.

Investing in Securities of Other Investment Companies:

The Target Fund has a non-fundamental investment restriction limiting the Fund’s investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole.  Although the Acquiring Fund does not have a similar restriction, the 1940 Act generally prohibits mutual funds from purchasing more than 3% of another fund’s total outstanding voting stock, investing more than 5% of its total assets in another fund’s securities, or having more than 10% of its total assets invested in securities of all other funds; although the SEC’s rules do permit mutual funds to invest in excess of these limits under certain circumstances, such as with respect to money market funds.

Options:

The Target Fund has a non-fundamental investment restriction limiting the Fund’s ability to purchase put and call options and to write put options, although the Fund has no present intention to do so.  The Acquiring Fund does not have a similar restriction.  This restriction was based upon state blue sky regulations that have been preempted by NSMIA.

Futures Contracts:

The Target Fund has a non-fundamental investment restriction limiting the Fund’s ability to purchase financial futures contracts and related options to the extent that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s net assets.  The Acquiring Fund does not have a similar non-fundamental investment restriction.

Comparison of Fees and Expenses

The following table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Target Fund with the shareholder fees and pro forma expense ratios of the Acquiring Fund.  Pro forma expense ratios of the Acquiring Funds give effect to the Reorganization.  The pro forma expense ratios shown project anticipated expenses but actual expenses may be greater or less than those shown.

	Target Fund	Acquiring Fund Class A (Pro forma)
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%	2.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%
Distribution and/or Service Rule 12b-1 Fees	NONE	0.25%
Other Expenses(1)	10.03%	1.38%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Portfolio Operating Expenses (before Expense Reduction/ Reimbursement)	11.24%(2)	2.84%(3)
Expense Reduction/ Reimbursement	(8.48)%	(0.08)%
Total Annual Portfolio Operating Expenses (After Expense Reduction/ Reimbursement)	2.76%(2)	2.76%(3)

 (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap.  The Operating Expenses in the above fee table will not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in the Target Fund’s prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies.  Because the Acquiring Fund is new, Other Expenses and Acquired Fund Fees and Expenses of the Acquiring Fund are based on estimates for the current fiscal year.

(2)

The Manager and the Target Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Manager has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Target Fund (including all offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Target Fund’s average daily net assets (the "Expense Limitation"). Acquired Fund Fees and Expenses are excluded from the Expense Limitation.  In consideration of the Manager's agreement to limit the Target Fund's expenses, the Fund has agreed to repay the Manager in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. Prior year expenses can only be recaptured if the current year expense ratio is less than the expense cap in place at the time the prior year expenses were waived.  The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination.  Additional information is available under “Management of the Fund” in the Target Fund’s prospectus.

(3)

Pursuant to an operating expense limitation agreement between the Manager and the Acquiring Fund, the Manager has agreed to limit its fees and/or absorb expenses of the Acquiring Fund to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses)  for the Portfolio do not exceed 2.75% of the Fund’s average net assets for Class A shares through  December 31, 2014.   This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Acquiring Trust’s Board of Trustees.  The Manager is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Fund expenses it paid during the three (3) years from the date that such fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the current expense cap.

Expense Example

This example is intended to help you compare the costs of investing in the Target Fund and Acquiring Fund with the cost of investing in other mutual funds.  Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Reorganization are also provided.  All costs are based upon the information set forth in the fee table above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.

The Example reflects fee waivers and expense reimbursements in effect for the Funds.  The Manager has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Target Fund (including all offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), and expects these fee waivers and/or expense reimbursements to continue indefinitely. The Manager also will serve as investment adviser to the Acquiring Fund, and has contractually agreed to limit advisory fees and/or absorb expenses of the Acquiring Fund through December 31, 2014. Accordingly, the fee waivers and/or expense reimbursements applicable to the Acquiring Fund are not reflected in the 5 Years and 10 Years columns in the table.  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$838	$1,382	$3,697	$9,955
Acquiring Fund – Class A (Pro forma)	$838	$1,382	$1,967	$3,548

The Example is not a representation of past or future expenses.  The Target Fund’s and the Acquiring Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown.  The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds.  The 5% annual return is not a prediction of and does not represent the Target Fund’s or the Acquiring Fund’s projected or actual performance.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Performance Information

The Acquiring Fund’s Class A shares will adopt the performance history of the Target Fund’s shares.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund’s Class A shares by showing the performance of the Target Fund for the last calendar year, and by showing how the Target Fund’s average annual returns, before and after taxes (after taking into account any sales charges) compare with those of the FTSE EPRA/NAREIT Developed Real Estate Index, which represents a broad measure of market performance. The Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund’s Class A shares will perform in the future.  Updated performance information of the Target Fund is available on the Target Fund’s website at www.ascentre.com or by calling the Fund toll-free at (866) 622-3864.

Calendar Year Returns as of 12/31

Sales charges are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Best Quarter:	2010	Q3	16.54%
Worst Quarter:	2010	Q2	-5.24%

Average Annual Total Returns

                                                      (For the periods ended December 31, 2010)

	1 Year	Life of Fund (since inception on October 26, 2009)
Return Before Taxes	9.55%	15.07%
Return After Taxes on Distributions	5.28%	11.12%
Return After Taxes on Distributions and Sale of Fund Shares	6.72%	10.76%
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses or taxes)	20.40%	19.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Acquiring Fund does not have any operating history or performance information, and it is expected that upon completion of the proposed Reorganization, the Acquiring Fund will continue the historical performance information of the Target Fund.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 848% of the average value of its portfolio.

Management of the Target Fund and the Acquiring Fund

Investment Adviser

The Manager, Ascent Investment Advisors, LLC, serves as the investment adviser for the Target Fund and the Acquiring Fund.  The Manager, located at 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111, is a Colorado limited liability company formed in December 2007 for the purpose of providing investment advisory and management services to investment companies. Initially, all of the membership interests in the Manager were owned by Real Estate Securities Partners, LLC. Randolph S. Lewis and Andrew J. Duffy, the President of the Manager, were the managing members of Real Estate Securities Partners, LLC. In February 2011, Real Estate Securities Partners, LLC entered into an agreement pursuant to which all of its membership interests in the Manager were transferred to Ascent Investment Partners, LLC. Ascent Investment Partners, LLC is a newly formed entity 61% of the interests of which are owned by James Alpha Management, LLC.  As of March 31, 2011, the Manager managed approximately $22 million in assets.

On March 24, 2011, the Target Fund’s shareholders approved a new investment advisory agreement between the Target Fund and the Manager (the “Target Fund Advisory Agreement”) after giving effect to the change in control.  On April 13, 2011, the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, approved an investment advisory agreement between the Acquiring Fund and the Manager (the “Acquiring Fund Advisory Agreement” and together with the Target Fund Advisory Agreement, the “Advisory Agreements”). Each of the Advisory Agreements has an initial term of two years, and may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Fund’s Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

Under each of the Advisory Agreements, the Manager is responsible for managing each Fund in accordance with its investment objective and policies, and has discretion to invest and reinvest the Fund’s assets in securities and other instruments.  Each of the Advisory Agreements further provides that the Fund bears all of its expenses and liabilities, including expenses incurred in connection with maintaining its registration under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, state qualifications, if any, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings, and reports to shareholders.  Unlike the Target Fund Advisory Agreement, the Acquiring Fund Advisory Agreement provides that the Manager is responsible for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Board of Trustees of the Acquiring Trust.  In selecting a broker-dealer to execute each particular transaction for the Acquiring Fund, the Manager may take the following into consideration, among other relevant information: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Acquiring Fund on a continuing basis.

Both Advisory Agreements are terminable, without penalty, on sixty days’ written notice by a vote of a majority of the Fund’s outstanding shares, by a vote of a majority of the Trustees of the Fund, or by the Manager.  Both Advisory Agreements further provide that they will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).

In consideration of the Manager performing its obligations under the investment advisory agreement, the Acquiring Fund will pay to the Manager a monthly management fee computed at the annual rate of 1.20% of the average daily net assets of the Acquiring Fund for the first $500,000,000 of Acquiring Fund net assets. The management fee will decrease as the net assets of the Acquiring Fund increase over $500,000,000. The applicable annual rate of the management fee according to the Acquiring Fund’s net assets is set forth in the table below.

Average Daily Net Assets of the Acquiring Fund	Annual Management Fee Rate
Up to and including $500,000,000	1.20%
Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)	1.10%
Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)	1.00%
Next $999,999,999 (Assets from $2,000,000,001-$3,000,000,000)	0.90%
Assets over $3,000,000,000	0.80%

Portfolio Managers

The Acquiring Fund will be managed by the Target Fund’s portfolio management team, according to substantially the same investment objective and principal investment strategies as the Target Fund.  A description of the employment history of the portfolio managers for the Target Fund and the Acquiring Fund is included in the Target Fund’s prospectus, which is incorporated herein by reference.

Supervision of the Acquiring Fund

Saratoga Capital Management, LLC (“SCM”), 1101 Stewart Avenue, Suite 207, Garden City, New York 11530, serves the Acquiring Fund in a supervision capacity with responsibility to monitor the performance of the Acquiring Fund’s outside service providers, assist in the review of financial statements and other regulatory filings and board meeting materials related to the Acquiring Fund. Pursuant to the supervision agreement with the Acquiring Fund, the Fund pays SCM an annual supervision fee of 0.10% of the Fund’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels.  SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Acquiring Trust.

The Acquiring Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  The Acquiring Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the portfolios of the Acquiring Trust.  As further assistance, the Acquiring Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model.  The Acquiring Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.  Shares of the Acquiring Fund and the other series of the Acquiring Trust are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance. An asset allocation methodology developed by SCM, the Saratoga Strategic Horizon Asset Reallocation Program® (the “SaratogaSHARP® Program”) may be utilized in this regard by investment advisers that have entered into agreements with SCM. SCM receives a fee from the investment advisers with whom it has entered into such agreements. Shares of the Acquiring Fund and the other series of the Acquiring Trust Funds are also available to other investors and advisory services.

Pursuant to the SaratogaSHARP® Program, SCM may suggest to the investment advisers that SCM has entered into agreements with in connection with the SaratogaSHARP® Program the allocation to the Acquiring Fund of the assets of one or more series of the Acquiring Trust (each, a “sleeve”).  Any such allocation would increase the Acquiring Fund’s assets and, therefore, the management fees of the Acquiring Fund payable to the Manager.  Conversely, such allocation would decrease the management fees of the series of the Acquiring Trust payable to SCM, which acts as supervisor but not investment adviser to the Acquiring Fund.  The Manager has agreed to reimburse SCM an amount equivalent to any reduction in management fees that SCM experiences as a result of the allocation of one or more sleeves of other series of the Acquiring Trust to the Acquiring Fund, less any supervision fees that SCM receives from the sleeve that is allocated to the Acquiring Fund.  Any such reimbursement will be paid by the Manager and not out of the assets of the Acquiring Fund.

Comparison of Other Service Providers

The following table identifies the principal service providers that service the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Accounting Services/ Administrator:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788

Transfer Agent:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Gemini Fund Services, LLC 4020 South 147th Street, Suite #2 Omaha, Nebraska 68137

Custodian:	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	The Bank of New York Mellon One Wall Street, 25th Floor New York, New York 10286

Distributor:	Ascent Real Estate Securities, LLC 5251 DTC Parkway, Suite 935 Greenwood Village, Colorado 80111	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137

Auditor:	Ernst & Young LLP 1900 Scripps Center 312 Walnut Street Cincinnati, Ohio 45202	Tait, Weller & Baker LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

There are no material differences in the types of services provided by the Acquiring Fund’s service providers and the Target Fund’s services providers.

Comparison of Share Classes and Distribution Arrangements

Shares of the Target Fund will be reorganized into Class A shares of the Acquiring Fund, which are described below. The following section describes the different distribution arrangements and eligibility requirements among the various share classes of the Funds.

Distribution Arrangements.  Ascent Real Estate Securities, LLC (“Ascent Securities”) is the distributor and principal underwriter for the Target Fund’s shares.  Northern Lights Distributors, LLC (“NL Distributors”) is the distributor and principal underwriter for the Acquiring Fund’s shares.  Ascent Securities and NL Distributors offer shares of the Target Fund and the Acquiring Fund, respectively, on a continuous basis directly and through authorized financial intermediaries. Ascent Securities and NL Distributors are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc.

Class Structure.

The Target Fund offers one class of shares, designated as Class A shares.  The Acquiring Fund offers two classes of shares, designated as Class A shares and Class I shares.  Each such class offers a distinct structure of distribution and service fees, which are designed to address different investment needs.  Target Fund shareholders, all of which own Class A shares of the Target Fund, will receive Class A shares of the Acquiring Fund in connection with the Reorganization.  The sales charges and distribution and service fees of the Target Fund and the Acquiring Fund are described below.

Initial Sales Charge, Reductions and Waivers. Shares of the Target Fund and Class A shares of the Acquiring Fund are sold at the offering price, which is the NAV plus a front-end sales charge that is based on the amount of your investment.  The maximum front-end sales charge for shares of the Target Fund and Class A shares of the Acquiring Fund is 5.75% of the offering price, with identical sales charge discounts for purchases of $50,000 or more, and no front-end sales charges for purchases of $1 million or more, as set forth in the table below. However, unlike the Target Fund, the sales charge discounts for Class A shares of the Acquiring Fund are available only to U.S. residents, and investors who paid no initial sales charge on Class A shares of the Acquiring Fund by virtue of investing $1 million or more will pay a 1% contingent deferred sales charge on shares redeemed within 12 months of purchase.

The following table shows the initial sales charge schedule for investments in the Target Fund and Class A shares of the Acquiring Fund.

Amount of Purchase	Sales Charge as a Percentage of Offering Price [1,2]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [3,4]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

1

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

2

In addition to the total sales load, the Target Fund pays Ascent Securities a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund.  Additional information regarding this servicing fee is available below under “Distribution and Servicing Fees.”

3

With respect to the Target Fund, Ascent Securities reserves the right to pay a portion of its reallowance amount (a “Marketing Allowance”) to other registered broker dealers to offset certain costs associated with marketing the Target Fund’s shares.  Any such Marketing Allowance will be paid from the reallowance received by Ascent Securities and will have no impact on the sales load payable by the shareholder or the Target Fund’s transactional or operating expenses.

4

At the discretion of the Acquiring Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

You will not pay an initial sales charge and you will not be charged a CDSC of 1.00% (if applicable) on Acquiring Fund shares that you receive in connection with the Reorganization.  However, the Acquiring Fund initial sales charges will apply to any Class A shares of the Acquiring Fund purchased after the Reorganization, unless you are eligible for a reduction or waiver of the initial sales charge.

Reductions and waivers of sales charges on Target Fund shares and the Acquiring Fund’s Class A shares are available to certain eligible investors, which are similar between the Funds.  Although similar, it is possible that Target Fund shareholders who were eligible for sales charge reductions or waivers may not be eligible for such waivers on future purchases of Class A shares of the Acquiring Fund.  The Target Fund’s prospectus includes information on purchasing shares with a reduced or waived initial sales charge.  Additional information on purchasing Class A shares of the Acquiring Fund with a reduced or waived sales charge is available in Exhibit D to this Proxy Statement/Prospectus.

With each Fund, it is the investor’s responsibility to determine whether a sales load reduction or waiver would apply. The Funds are not responsible for making such determination.  To receive a reduced sales load, notification must be provided at the time of the purchase order.  If you purchase shares directly from a Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the financial intermediary through whom the purchase is made so they can notify the Fund.

Class I shares of the of the Acquiring Fund are offered at NAV, without initial or contingent deferred sales charges.

Distribution and Servicing Fees. The Target Fund pays Ascent Securities a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Target Fund.  Commencing thirteen months from the date of a shareholder’s purchase of the Target Fund’s shares, Ascent Securities may, in its sole discretion, pay such servicing fee to participating broker dealers based on the net assets of each shareholder attributable to that participating broker dealer, as a trail commission, only for the period that such shareholder remains invested in the Target Fund.  Ascent Securities, in its sole discretion, may pay all or a part of the shareholder servicing fee to participating clearing firms as a portion of the fees charged related to the processing of transactions in various wrap or no-load accounts.  The servicing fee represents compensation for services, including handling investor inquiries, assisting in communications between the shareholders and the Target Fund, and assisting in the establishment and maintenance of shareholder accounts.

The Acquiring Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Saratoga Plan”) with respect to the sale and distribution of Class A shares of the Acquiring Fund. Class I shares have not adopted a similar plan. The Saratoga Plan provides that the Acquiring Fund will pay NL Distributors or other entities, including the Manager and SCM, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average net assets of Class A shares. A portion of the fee payable pursuant to the Saratoga Plan may be characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager, SCM, Ascent Securities or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Acquiring Fund as an expense in the year it is accrued. Because the fee is paid out of the Acquiring Fund’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Saratoga Plan are paid to NL Distributors or other entities for services provided and the expenses borne by NL Distributors and others in the distribution of the Acquiring Fund’s Class A shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Acquiring Fund’s Class A shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, NL Distributors or other entities may utilize fees paid pursuant to the Saratoga Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In addition, the Acquiring Fund or NL Distributors also may make payments to financial intermediaries for certain administrative services, including record keeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Acquiring Fund and/or its agents. The fees payable by the Acquiring Fund under this category of services are subject to certain limitations approved by the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and will generally not exceed 0.15% of Acquiring Fund’s annual average net assets. To the extent paid, these fees will increase the expenses of the Acquiring Fund.  These expenses are not separately identified in the fee table but rather are included within “Other Expenses” in the fee table.

Comparison of Purchase and Redemption Procedures

Purchase Procedures. Purchases of Target Fund shares may be made directly from the Target Fund through the Fund’s transfer agent, or through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (“Target Fund Intermediaries”).  A Target Fund Intermediary may hold shares in an omnibus account in the Intermediary’s name or the Target Fund Intermediary may maintain individual ownership records.  The Target Fund may pay the Target Fund Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Target Fund Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Target Fund Intermediary to determine if their account is subject to these arrangements. Target Fund Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.

Purchases of Acquiring Fund shares must be made through a financial intermediary having a sales agreement with NL Distributors, or through a broker or intermediary designated by that financial intermediary, or directly through the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund are available to participants in consulting programs and to other investors and to investment advisory services.  Shares of the Acquiring Fund also are available for purchase by certain registered investment advisers (other than the investment advisers for the consulting programs) as a means of implementing asset allocation recommendations based on an investor’s investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by SCM. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs.

Purchase requests received by a Fund in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by a Fund when it is received in good order by the transfer agent or by a financial intermediary, or a broker or intermediary designated by a financial intermediary, authorized to accept purchase orders on behalf of the Fund.

Investment Minimums.  For the Target Fund, the minimum initial investment in the Fund is $1,000. For Class A shares of the Acquiring Fund, the minimum initial investment in the Fund is $2,500. For Class I shares of the Acquiring Fund, the minimum initial investment in the Fund is $1 million. With respect to each class of the Acquiring Fund, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment. For employees and relatives of the Manager, SCM, firms distributing shares of the Acquiring Fund, and the Acquiring Fund’s service providers and their affiliates, the minimum initial investment in the Acquiring Fund is $1,000, with no minimum for any individual series of the Acquiring Trust and the Acquiring Fund. With respect to Class A shares of the Acquiring Fund, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts for Class A shares of the Acquiring Fund. The minimum subsequent investment in the Acquiring Fund is $100 and there is no minimum subsequent investment for the Acquiring Fund or any other series of the Acquiring Trust. The Acquiring Fund reserves the right at any time to vary the initial and subsequent investment minimums.

The Acquiring Trust also offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Acquiring Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Acquiring Trust at 1-800-807-FUND (1-800-807-3863).

The foregoing investment minimums will not apply to shares received in connection with the Reorganization.  Additional information about eligibility minimums and purchase procedures for the Acquiring Fund is available in Exhibit D.

Redemption Procedures. Shares of each Fund may be redeemed on any day the NYSE is open for business.  Redemption requests received by a Fund in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day.  Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Fund.  A redemption order is deemed to be received by a Fund when it is received in good order by the Fund’s transfer agent or by a financial intermediary authorized to accept redemption orders on behalf of the Fund.

Each Fund permits redemptions by mail, wire, and telephone.  Shareholders of both Funds who request a redemption wire transfer will be required to pay a $15.00 wire transfer fee to the respective Fund’s transfer agent to cover costs associated with the transfer, but the transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, the Acquiring Fund has reserved the right to redeem shares “in kind.”

Each Fund may redeem and close an account holding Class A shares having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Fund’s NAV, after at least 30 days’ notice has been given to increase the account balance to more than $1,000.

Additional information regarding the Acquiring Fund’s redemption procedures is available in Exhibit D to this Proxy Statement/Prospectus.

Redemption Fees.  Each Fund will charge an early redemption fee of 2.00% of the proceeds of its shares that are redeemed within 30 days from the initial purchase date.  However, neither Fund charges a redemption fee on involuntary redemptions required by the Fund. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments in a Fund.

Shares of the Acquiring Fund that are distributed in connection with the Reorganization will not be subject to a redemption fee.  In addition, the redemption fee will be waived on sales or exchanges of Acquiring Fund shares made under certain circumstances, which are described in Exhibit D to the Proxy Statement/Prospectus.

Comparison of Exchange Privileges

The Target Fund, as a stand-alone fund, does not offer exchange privileges with any other fund.  Shares of the Acquiring Fund may be exchanged without payment of any exchange fee for shares of another series of the Acquiring Trust of the same share class at their respective NAVs.  The Acquiring Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Acquiring Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Portfolio or a series of the Acquiring Trust that does not charge a CDSC will not be counted.  Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from the Acquiring Fund or a series of the Acquiring Trust that is subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Acquiring Fund or a series of the Acquiring Trust with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to Acquiring Fund shareholders residing in any state in which Acquiring Fund shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the Acquiring Fund’s exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies.  The Target Fund and the Acquiring Fund have similar policies regarding the payment of dividends and distributions.  Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a portfolio generally pays no federal income tax on the income and gains it distributes to you.  The Acquiring Fund declares and pays dividends from net investment income, if any, annually, whereas the Target Fund declares and pay dividends from net investment income, if any, quarterly.  Distributions of net realized long-term and short-term capital gains, if any, earned by the Acquiring Fund and the Target Fund will be made annually.  The Funds may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.  The amount of any distribution will vary, and there is no guarantee that the Target Fund or the Acquiring Fund will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Acquiring Fund shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.  Target Fund shares are not subject to a CDSC.

Fiscal Year.  The Target Fund’s fiscal year ends on December 31, whereas the Acquiring Fund’s fiscal year ends on August 31.  As a result, the Acquiring Fund will deliver annual and semi-annual shareholder reports and updated prospectuses on a different schedule than the Target Fund delivered this information.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Target Fund and the Acquiring Trust are Delaware statutory trusts. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund, except differences in rights provided for in the respective governing instruments of these entities, which are discussed below.

The following is a discussion of certain important provisions of the governing instruments and governing laws of, or applicable to, the Target Fund and the Acquiring Fund, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Target Fund’s SAI, the SAI to this Proxy Statement/Prospectus, and each Fund’s governing documents, which are on file with the SEC.

Shares.  When issued and paid for in accordance with the prospectus, shares of both Funds are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share of both the Target Fund and the Acquiring Fund represents an equal interest in such Fund.  Shares of each Fund are entitled to receive its pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board of Trustees, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Distributions of the Acquiring Fund may be in cash or in additional Fund shares, or a combination thereof.  Distributions of the Target Fund may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or a combination thereof. In any liquidation of the Target Fund or the Acquiring Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Organization and Governing Law.  The Target Fund is organized as a Delaware statutory trust (“DST”) pursuant to the Delaware Statutory Trust Act.  The Acquiring Fund is organized as a series of a DST.  Each Fund is governed by its respective Declaration of Trust (a “Declaration”) and its By-Laws, and its business and affairs are managed under the supervision of its Board of Trustees.

Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shareholder Meetings and Rights of Shareholders to Call a Meeting.  Neither the Target Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act or its respective Declaration.  The Declarations of the Target Fund and the Acquiring Trust generally provide that special meetings of shareholders may be called by the Board and the Board of Trustees of the Acquiring Trust, respectively.  In addition, the Declaration of the Acquiring Trust provides that shareholders may call a meeting of shareholders for the purpose of voting on the removal of any Trustee upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals.  In order for a Target Fund shareholder to present business to be properly brought before an annual or special meeting of the Target Fund’s shareholders, the shareholder must provide timely notice thereof in writing to the Secretary of the Target Fund.  Under the Target Fund’s Bylaws, to be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was given or publicly disclosed.

The governing instruments of the Acquiring Trust do not require that an Acquiring Fund shareholder provide notice to the Acquiring Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Acquiring Fund and the Target Fund, require that Proposals of shareholders intended to be presented at the next meeting of shareholders be received within a reasonable time prior to the printing and mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

Quorum.  For the Target Fund, a quorum will exist if shareholders of a majority of the outstanding shares of the Target Fund are present at the meeting in person or by proxy. For the Acquiring Fund, a quorum will exist if shareholders of thirty percent of the shares entitled to vote of the Acquiring Fund are present at the meeting in person or by proxy.

Number of Votes; Aggregate Voting.  The governing instruments of the Funds provide that each shareholder is entitled to one vote for each whole share that they hold, and a fractional vote for each fractional share that they hold. The Declaration of the Target Fund also specifies that shareholders are not entitled to cumulative voting in the election or removal of Trustees. The governing instruments of the Acquiring Fund also does not provide for cumulative voting.

The Declaration of the Target Fund provides that any matter required to be submitted for approval of any of the shares and affecting one or more classes or series shall require approval by the required vote of shares of the affected class or classes and series voting together as a single class and, if such matter affects one or more classes or series thereof differently from one or more other classes or series thereof or from one or more series of the same class, approval by the required vote of shares of such other class or classes or series or series voting as a separate class shall be required in order to be approved with respect to such other class or classes or series or series; provided, however, that except to the extent required by the 1940 Act, there shall be no separate class votes on the election or removal of Trustees or the selection of auditors for the Target Fund.  The Declaration of the Acquiring Trust require that all shares of all series and classes thereof shall vote together as a single class, except (1) when the Acquiring Trust’s governing instruments, the 1940 Act or other law requires a separate vote by such series or class thereof voting together without regard to a class or series and (2) as to any matter which the Trustees have determined affects the interests of one or more particular series or classes thereof, only the holders of shares of the one or more affected Series or classes shall be entitled to vote, and each such series or class shall vote as a separate class.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to Fund policies, objectives or restrictions deemed to be fundamental.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their respective governing instruments and applicable state law.  The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter.  For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.  Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Directors/Trustees.  The shareholders of each Fund are entitled to vote for the election and the removal of Trustees.  Trustees of the Target Fund are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Trustees of the Acquiring Fund are elected by an  affirmative vote of a majority of the shares voted at the meeting.  Shareholders of the Target Fund have the right to remove a Trustee of the Target Fund, for or without cause, at any time by a vote of not less than two-thirds of the aggregate number of shares entitled to vote in the election of such Trustee, provided at least three Trustees remain after such removal.  Shareholders of the Acquiring Fund have the right to remove a Trustee of the Acquiring Trust, without cause, at any time by vote or written declaration of not less than two-thirds of the shares then outstanding.

Amendment of Governing Instruments.  In general, shareholders of the Funds have the right to vote on any amendment to the Declaration that would adversely affect their rights as shareholders.  The Trustees of the Target Fund have the right to amend the Bylaws, and may amend the Declaration to change the name of the Trust or any class or series, to make any change that does not adversely affect the relative rights or preferences of any class or series of shares, or to conform the Declaration to the requirements of the 1940 Act or any other applicable law.  Amendments to the sections of the Target Fund’s Declaration regarding (i) the term, election, resignation and removal of Trustees, (ii) the Bylaws, (iii) shareholder meetings, (iv) actions by written consent, (v) amendments to the Declaration, (vi) merger, consolidation and sale of assets, and (vii) transactions with a corporation or other entity that is the beneficial owner of 5% or more of the outstanding shares of all outstanding classes of the Target Fund (a “Principal Shareholder”) require approval of a majority of the Trustees and the affirmative vote of the holders of not less than 75% of the Target Fund’s shares outstanding on the Record Date.  Any other changes to the Target Fund’s Declaration require approval of a majority of the Trustees and the affirmative vote of the holders of not less than a majority of the Target Fund’s shares outstanding on the record date and present and voting on such amendment.

An amendment to the Declaration of the Acquiring Trust that adversely affects the rights of shareholders must be approved by a majority of the shares entitled to vote.  An amendment to the Declaration of the Acquiring Trust that does not adversely affect the rights of shareholders may be approved by a majority of the Trustees.

Mergers and Reorganizations.  The Declaration of the Target Fund provides that a merger, consolidation or sale of substantially all of the assets of the Fund requires the approval of two-thirds of the Trustees and the affirmative vote of the holders of not less than 75% of the Target Fund’s shares outstanding on the Record Date. In addition, the Declaration of the Target Fund provides that a merger, consolidation, or sale of substantially all of the assets of the Target Fund with or into any Principal Shareholder requires the affirmative vote or consent of the holders of 80% of the shares of each class outstanding and entitled to vote, voting as a class.  The Declaration of the Acquiring Trust provides that any merger, consolidation, or sale of substantially all of a Fund’s assets requires a Majority Shareholder Vote.

Liquidation of a Fund.  The Target Fund may be liquidated upon an affirmative vote of a majority of the Trustees, including a majority of the Independent Trustees, without shareholder approval.  The Acquiring Fund may be liquidated upon an affirmative vote of the majority of the Trustees, and the Acquiring Trust may be liquidated by a majority of the Trustees and a Majority Shareholder Vote.

Liability of Shareholders.  Consistent with the Delaware Statutory Trust Act, the Declarations for the Target Fund and the Acquiring Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Fund.  Similar statutory or other authority limiting statutory trust shareholder liability does not apply in many other states, however, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability.  To guard against this risk, the Declarations of the Target Fund and the Acquiring Trust both contain a disclaimer of shareholder liability for acts of the Fund, and the Declaration of the Acquiring Trust provides for shareholder indemnification out of the Acquiring Fund if any shareholder is personally held liable for the obligations of the Acquiring Fund.

Liability of Trustees and Officers. Consistent with the 1940 Act, the Declarations of the Target Fund and the Acquiring Trust generally provide that no Trustee or officer of the Funds, and with respect to the Declaration of the Target Fund, no employee or agent of the Funds, shall be subject to any personal liability in connection with the assets or affairs of the Funds, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disabling Conduct”).

Indemnification.

The Target Fund’s Declaration generally provides that the Fund shall indemnify the Trustees and officers of the Fund (each such person being an “indemnitee”) against any liabilities and expenses reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding in which the indemnitee is made a party or is threatened to be made a party by reason of being an indemnitee, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified against any liability arising by reason of the indemnitee’s Disabling Conduct. No indemnification shall be made unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification.  Advance payments may be made in connection with the expenses of defending any action with respect to which indemnification might be sought if the indemnitee provides a written affirmation of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund, unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee provides adequate security for his undertaking, (2) the Fund is insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts, that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

The Declaration of the Acquiring Trust provides that the Trust shall indemnify (from the assets of the applicable Fund) each of its Trustees, officers, employees or agents (each, a “Covered Person”) against all liabilities incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding in which such Covered Person is made a party or is threatened to be made a party by reason of being a Covered Person, except with respect to any matter as to which it has been determined that such Covered Person had acted with Disqualifying Conduct.  A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of an action or proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Disinterested Non-Party Trustees, or (b) an independent legal counsel in a written opinion.  Expenses may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person has undertaken to repay the amounts if it is determined that indemnification is not authorized and (i) the Covered Person has provided security for such undertaking, (ii) the Trust shall be insured against losses arising from any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or an independent legal counsel in a written opinion, have determined, based on a review of readily available facts, that there is reason to believe that the Covered Person will be found entitled to indemnification.

Terms of the Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement.  Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Agreement, a copy of which is attached as Exhibit A to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of liabilities of the Target Fund and delivery by the Acquiring Fund to the holders of the record as of the Effective Time (defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Agreement.  The value of your account with the Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

In connection with the Reorganization, shareholders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund.  Class A shares of the Acquiring Fund are described under “Comparison of Share Classes and Distribution Arrangements” in this Proxy Statement/Prospectus and in Exhibit D.

The Target Fund and the Acquiring Fund have made representations and warranties in the Agreement that are customary in matters such as the Reorganization.  These representations and warranties were made solely for the benefit of the parties to the Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Agreement by disclosures that were made in connection with the negotiation of the Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Agreement or such other dates as may be specified in the Agreement.

If shareholders of the Target Fund approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or about July 25, 2011, (the “Closing Date”) immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Effective Time”) on the basis of values calculated as of the close of regular trading on the NYSE on the business day preceding the Closing Date (the “Valuation Date”).

For a description of the vote required to approve the Agreement, see “Vote Necessary to Approve the Agreement” in this Proxy Statement/Prospectus.  Following receipt of the requisite shareholder vote in favor of the Reorganization, and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be cancelled in accordance with its governing documents and applicable law.

The obligations of the Target Fund and the Acquiring Fund are subject to conditions, including the following conditions:

•

the Acquiring Fund Registration Statement on Form N-14 under the 1933 Act shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•

the shareholders of the Target Fund shall have approved the Agreement;

•

the Acquiring Fund and the Target Fund have each delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

•

the Acquiring Fund and the Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Board will consider what additional action to take.

The Agreement may be terminated at any time by mutual agreement of the parties, or by either party due to:  (i) a breach by the other party of any representation, warranty, or agreement contained in the Agreement to be performed at or prior to the Closing Date, if not cured within 30 days; (ii) a condition precedent of a party that has not been met and reasonably appears that it will not or cannot be met; or (iii) either party’s Board of Trustees determines and gives notice that the Reorganization is not in the best interest of the party.

Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change.  The principal federal income tax consequences that are expected to result from the Reorganization of the Target Fund with and into the Acquiring Fund, under currently applicable law, are as follows:

•

the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

•

no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the liabilities of the Target Fund or on the distribution of those shares to the Target Fund’s shareholders;

•

no gain or loss will be recognized by the Acquiring Fund on its receipt of assets of the Target Fund in exchange for shares of the Acquiring Fund issued directly to the Target Fund’s shareholders;

•

no gain or loss will be recognized by any shareholder of the Target Fund upon the exchange of shares of the Target Fund solely for shares of the Acquiring Fund;

•

the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor;

•

the holding period of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund will include the period for which such shareholder held the shares of the Target Fund exchanged therefor, provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing; and

•

the Acquiring Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of the Target Fund.

Prior to the closing of a Reorganization, the Target Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable. Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  The conclusions reached in that opinion with respect to the Reorganization could be jeopardized if the representations of the Target Fund and/or the Acquiring Fund are incorrect in any material respect.  A copy of the opinion will be filed with the Securities and Exchange Commission and will be available for public inspection.  See “Information Filed with the Securities and Exchange Commission.”

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

General Limitation on Capital Losses.  Capital losses realized in taxable years beginning in or before December 22, 2010 can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains.  However, capital losses are subject to an annual limitation if there is a more than 50% “change in ownership” of a fund.  If, as is anticipated, at the time of the Closing of the Reorganization, the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization.  However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization.

Accounting Treatment

The Reorganization will be accounted for on a tax-free combined basis.  Accordingly, the book cost basis to the Acquiring Fund of the assets of the Target Fund will be the same as the book cost basis of such assets to the Target Fund.  The Acquiring Fund will continue the accounting records of the Target Fund and, as a result, the accounting books and records of the Target Fund will become the accounting books and records of the Acquiring Fund.

BOARD CONSIDERATIONS

At in-person meetings on April 5, 2011 and May 16, 2011, the Board considered and ultimately approved the Reorganization and the Agreement, respectively.  The members of the Board who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Fund conferred separately with their counsel about the Reorganization.

The Board requested and received from the Manager and SCM materials containing relevant information about the Funds and the proposed Reorganization, including fee and expense information on an actual and pro forma estimated basis.  The Board considered the potential benefits and costs of the Reorganization to the Target Fund and its shareholders. The Board reviewed detailed information comparing the following information for the Target Fund and the Acquiring Fund: (1) investment objectives, policies and restrictions; (2) portfolio management; (3) portfolio composition; (4) current expense ratios and expense structures, including contractual investment advisory fees; and (5) the expected federal income tax consequences to the Funds.  The Board also considered the benefits to the Target Fund of (i) the potential to expand the Target Fund’s presence in more distribution channels via the Acquiring Trust’s distribution agreements, increase the Target Fund’s assets base, and lower operating expenses as a percentage of assets, (ii) the Manager’s agreement for the Acquiring Fund to cap expenses for three years after the Closing, and (iii) the expected tax free nature of the Reorganization for the Target Fund and its shareholders for federal income tax purposes.

In reaching the conclusion that the Reorganization is in the best interests of the Target Fund and its shareholders, the Board considered the following additional matters:  (1) there is not expected to be any diminution in the nature, quality and extent of services provided to the Target Fund and shareholders as a result of the Reorganization; (2) the Acquiring Fund has substantially the same investment objective, principal investment strategies and risks as the Target Fund; (3) the Target Fund’s investment adviser, Ascent Investment Advisors, LLC (the “Manager”), and portfolio managers will manage the Acquiring Fund after the Reorganization; (4) the transition from the Target Fund’s current service providers to the Acquiring Fund’s service providers will not have any foreseeable adverse effect on shareholders; (5) the similar advisory fee at current asset levels and comparable total annual fund operating expenses after expense limitation and/or reimbursement; (6) an expected decrease in total annual operating expenses following repayment of the Reorganization expenses; and (7) expanded distribution opportunities in more distribution channels as a result of the Acquiring Trust having distribution arrangements with a much wider array of broker-dealers and other intermediaries than the Target Fund.

In its deliberations, the Board considered all information it received, as described above, as well as advice from its counsel.  The Board concluded, based on all of the information presented, that the Reorganization was in the best interest of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board, therefore, approved the Reorganization and recommend that Target Fund shareholders vote “FOR” the approval of the Agreement.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE TARGET FUND

Where to Find More Information

For more information with respect to the Acquiring Fund concerning the following topics, please refer to the following Exhibits to this Proxy Statement/Prospectus:  (i) see Exhibit B for more information about the investment objective, principal investment strategies and related risks of the Acquiring Fund; and (ii) see Exhibit D for more information about the pricing, purchase and redemption of the Acquiring Fund, distribution arrangements of the Acquiring Fund, and tax consequences to shareholders of various transactions in shares of the Acquiring Fund.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference:  (i) see “Determination of Net Asset Value” for more information about the pricing of shares of the Target Fund; (ii) see “How to Purchase Shares” for more information about the Target Fund’s policies with respect to purchasing Fund shares; (iii) see “Redemptions” for more information about the Target Fund’s policy with respect to redeeming Fund shares; (iv) see “Dividends and Distributions” for more information about the Target Fund’s policy with respect to dividends and distributions (v) see “U.S. Federal Income Tax Matters” for more information about tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance, which will be adopted by the Acquiring Fund.

INFORMATION ON VOTING

Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Proxy Statement/ Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by appearing in person at the Meeting, however, you do not need to attend the Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

Shareholders of record of  the Target Fund as of the close of business on the Record Date are entitled to vote at the Meeting.  As of May 16, 2011, there were 584,070.616 shares of the Target Fund outstanding and entitled to vote.  Each share is entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held.

Your proxy will have the authority to vote and act on your behalf at the Meeting and any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised either by executing or authorizing a later-dated proxy by mail, touch-tone telephone or through the Internet.  In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person.  If not revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments or postponements thereof, as instructed.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid meeting.  A quorum will exist if shareholders representing a majority of the outstanding shares of the Target Fund on the Record Date are present at the Meeting in person or by proxy.

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposed Reorganization.  Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposal described in this Proxy Statement/Prospectus is considered “non-routine” for purposes of determining broker-non-votes.

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.  If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to allow for further solicitation of votes.  Any business that might have been transacted at the Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.  The Meeting may also be adjourned or postponed from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning or postponing the Meeting to another date and time, whether or not a quorum is present.  The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Reorganization, and vote against adjournment all proxies that voted against the Reorganization.

Vote Necessary to Approve the Agreement

The Board has unanimously approved the Reorganization, subject to shareholder approval.  Shareholder approval of the Reorganization requires the affirmative vote of the holders of not less than 75% of the shares outstanding on the Record Date.  Abstentions and broker non-votes are treated as votes present at the Meeting, but are not considered votes “FOR” the Reorganization.  As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy.

Proxy Solicitation

The Target Fund has engaged the services of Broadridge Financial Solutions Inc. (“Solicitor”) to assist in the solicitation of proxies for the Meeting.  Solicitor’s costs are expected to be approximately [$XXX].  Proxies will be solicited primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by Solicitor, or certain officers or employees of the Target Fund, the Manager, or U.S. Bancorp Fund Services, LLC (“US Bancorp”), the Target Fund’s administrator.   Officers or employees of the Target Fund, the Manager, or US Bancorp will not be paid for these services.  The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited, in person or by telephone, will be borne by the Target Fund.  The Target Fund may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  If requested, the Target Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Matters

Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

CAPITALIZATION

The following table sets forth the total net assets, number of shares outstanding, and net asset value per share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Target Fund.  The information in the following table is stated as of April 1, 2011, and assumes that the Reorganization has taken place.  The capitalizations will be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

(unaudited)	Target Fund	Pro Forma Adjustments(1)	Acquiring Fund (Pro forma)(2)
Net Assets:
Class A	$ 10,905.506.99	-	$ 10,905.506.99
Class I	-	-	-
Net Asset Value Per Share:
Class A	$ 20.97	-	$ 20.97
Class I	-	-	-
Shares Outstanding:
Class A	520,052.79	-	520,052.79
Class I	-	-	-

(1)  Net assets have not been adjusted for expenses expected to be incurred by the Target Fund in connection with the Reorganization.  The Target Fund’s expense ratio is above the expense cap set forth the in the Expense Limitation Agreement and, therefore, the Reorganization expenses will be borne by the Manager, subject to recoupment as provided in the Expense Limitation Agreement.  See footnote 2 to the fee table in this Proxy Statement/Prospectus for additional details on the Expense Limitation Agreement.

(2)  The Acquiring Fund has registered Class I shares for sale but Class I shares are not expected to be sold prior to consummation of the Reorganization.

OWNERSHIP OF SHARES

Security Ownership of Large Shareholders

A list of the name, address and percent ownership of each person who, as of April 1, 2011, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit E.

The Acquiring Fund is a newly organized shell fund created to acquire the assets and assume the liabilities of the Target Fund and, as of the date of this Proxy Statement/Prospectus, the Acquiring Fund does not have any

Security Ownership of Management and Trustees

To the best of the knowledge of the Target Fund, the ownership of shares of the Target Fund by executive officers and trustees of the Fund as a group constituted less than 1% of outstanding Class A shares of the Target Fund as of May 19, 2011.

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value subject to applicable redemption fees (if any) until the closing date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value subject to applicable CDSCs and/or redemption fees (if any).

SHAREHOLDER PROPOSALS

For business to be property brought before an annual or special meeting of the Fund’s shareholders by a shareholder, the shareholder must provide timely notice thereof in writing to the Secretary of the Fund.  Under the Fund’s Bylaws, to be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was given or publicly disclosed.  If the shareholder chooses to include the proposal in the Fund’s proxy materials for any meeting of shareholders, the shareholder should submit the proposal or notice of the proposal to the Fund within a reasonable time prior to the Fund printing and mailing its proxy materials, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934.

INFORMATION FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Funds and, with respect to the Target Fund only, annual and semiannual reports filed by the Target Funds, as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made.

The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, DC 20549.  Copies of such material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at the prescribed rates.  The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____ day of ____________, 2011, by and between James Alpha Global Real Estate Investments Fund, a Delaware statutory trust, with its principal place of business at 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111 (the “Acquired Fund”), Saratoga Advantage Trust, a Delaware statutory trust with its principal place of business at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530 (the “Saratoga Trust”), with respect to the James Alpha Global Real Estate Investments Portfolio, a separate series of the Saratoga Trust (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), and Ascent Investment Advisors, LLC, a limited liability company with its principal place of business at  _____________ (the “Adviser”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities (as set forth in paragraph 1.3 below) of the Acquired Fund; and (iii) the distribution, after the Closing hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).  The Acquiring Fund is, and will be immediately prior to Closing, a shell series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities (as set forth in paragraph 1.3 below) of the Acquired Fund.

WHEREAS, the Acquiring Fund is a separate series of the Saratoga Trust and the Acquired Fund and the Saratoga Trust are each open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the Trustees of the Acquired Fund have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Saratoga Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

 TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1

THE EXCHANGE.  Provided that all conditions precedent to the Reorganization set forth herein have been satisfied as of the closing date provided for in paragraph 3.1 (“Closing Date”) and subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (i) to deliver to the Acquired Fund in exchange for the net assets attributable to the Acquired Fund Shares, a number of Class A shares of Acquiring Fund (including fractional shares, if any) determined by dividing the value of such net assets attributable to Class A shares of Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share and of Acquiring Fund, respectively, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the losing.

1.2

ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of any kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and other rights that are owned by the Acquired Fund on the Closing Date, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date and all books and records of the Acquired Fund necessary or useful for the Acquiring Fund to operate as the accounting survivor of the Acquired Fund and for Acquiring Fund’s continued use of the Acquired Fund’s historical performance returns.

The Acquired Fund has provided the Acquiring Fund with, or the Acquiring Fund otherwise has access to, its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3

LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, including, without limitation, the obligation of the Acquired Fund to reimburse the Adviser for advisory fees waived or Acquired Fund expenses paid by the Adviser pursuant to that certain expense limitation agreement between the Acquired Fund and the Adviser (the “Expense Reimbursement Liability”). The Acquired Fund will use its best efforts to discharge all known liabilities (except the Expense Reimbursement Liability) prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent possible and consistent with its own investment objectives and policies and normal business operations.

1.4

LIQUIDATION AND DISTRIBUTION.  On the Closing Date, the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1.   On or as soon after the Closing as is reasonably practicable (the “Liquidation Date”), the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and represent the respective pro rata number of Acquiring Fund Shares due such shareholders.  The aggregate net asset value of the Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate net asset value of the Acquired Fund Shares, each as determined on the Valuation Date using the valuation procedures set forth below. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Acquired Fund Shareholder shall have the right to receive any unpaid distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholders at the Effective Time on the Closing Date.

1.5

OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the net asset value of the Acquired Fund’s shares, to be distributed to shareholders of the Acquired Fund.

1.6

TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7

REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing the Acquired Fund’s semi-annual report to shareholders as of June 30, 2011 and filing such report on Form N-CSR; (ii) preparing and filing tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date); and (iii)  preparing and filing other documents with the U.S. Securities and Exchange Commission (the “SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority.

1.8

TERMINATION. As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

 VALUATION

2.1

VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”) using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information, a copy of which shall be provided to the Acquiring Fund prior to the Valuation Date, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2

VALUATION OF SHARES. The net asset value per share of Class A shares of Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Saratoga Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3

SHARES TO BE ISSUED. The number of Class A shares of Acquiring Fund to be issued (including fractional shares) shall be equal in net asset value to the net asset value of Class A shares of Acquired Fund then outstanding. Upon the Acquired Fund’s liquidating distribution, each holder of shares of the Acquired Fund will receive Class A shares of the Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4

DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund.  All computations of value with respect to the Acquiring Fund shall be made by Gemini Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  The Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts prior to Closing to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

ARTICLE III

 CLOSING AND CLOSING DATE

3.1

CLOSING DATE. The closing of the Reorganization (the “Closing”) will be on or about _______________, 2011, or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Effective Time”).  The Closing shall be held in person at a place mutually agreed to by the parties, by or facsimile, email or such other communication means as the parties may reasonably agree.

The Acquired Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date to the Acquiring Fund’s custodian for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund’s custodian to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Acquired Fund’s custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)), in which the assets of the Acquired Fund are deposited, the Acquired Fund’s portfolio securities and instruments so held. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Acquired Fund is unable to make such delivery on the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this paragraph with respect to said undelivered securities or other investments if the Acquired Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

At such time at or prior to the Closing Date as the parties mutually agree, the Acquired Fund shall provide, or shall cause its transfer agent to provide, in such form as is reasonably satisfactory to the Acquiring Fund, (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Acquired Fund shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Acquired Fund shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Acquired Fund or its agents relating to the identification and verification of the Acquired Fund shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations (the “AML Documentation”) and such other information as the Acquiring Fund may reasonably request. The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

3.2

CUSTODIAN’S CERTIFICATE.  If requested by Acquiring Fund, U.S. Bank N.A., as custodian for the Acquired Fund, shall deliver at the Closing, or such other time as the parties mutually agree, a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3

EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4

TRANSFER AGENT’S CERTIFICATE.  If requested by Acquiring Fund, U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing, or such other time as the parties mutually agree, a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES

4.1

REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to Saratoga Trust and the Acquiring Fund as follows:

(a)

The Acquired Fund is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)

The Acquired Fund is registered as an open-end management investment company under the 1940 Act, and such registration with the SEC is in full force and effect.

(c)

The current Prospectus and Statement of Additional Information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times since the Acquired Fund’s inception, conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and does not or did not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

The Acquired Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquired Fund’s Prospectus and Statement of Additional Information and the value of the net assets of the Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the SEC thereunder and the pricing and valuation policies of the Acquired Fund and there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of the Acquired Fund (or any class thereof) since the Acquired Fund’s inception which would have a material adverse effect on such Acquired Fund or its properties or assets.

(e)

The Acquired Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of the Acquired Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(f)

The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities.

(g)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to Acquired Fund’s knowledge threatened against the Acquired Fund which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund has no actual knowledge of facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h)

The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements  fairly reflect the financial condition of the Acquired Fund as of December 31, 2010, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date required to be disclosed in such statements that are not so disclosed.

(i)

Since December 31, 2010, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j)

On the Closing Date, all material Returns (as defined below) of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Acquired Fund’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquired Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquired Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Agreement, “Tax” or “Taxes” means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(k)

The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Acquired Fund.

(l)

All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(m)

At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)

The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s Shareholders and the due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)

The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(p)

From the effective date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund, its officers, directors or agents, with respect to the Acquired Fund for use in the Proxy Statement to be prepared, filed and distributed in accordance with Form N-14 (as further defined in paragraph 5.8, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(q)

From the effective date of this Agreement through the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund, its officers, directors or agents with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading

(r)

The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; has no earnings and profits accumulated in any taxable year to which the provisions of prior law did not apply and qualifies and shall continue to qualify as a RIC under the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date.

(s)

The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus and Statement of Additional Information, except as previously disclosed in writing to the Acquiring Fund.

(t)

The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(u)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

(v)

The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2

REPRESENTATIONS OF THE ACQUIRING FUND. Saratoga Trust and the Acquiring Fund represent and warrant to the Acquired Fund as follows:

(a)

The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)

The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company under the 1940 Act, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)

The current Prospectus and Statement of Additional Information of the Acquiring Fund shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)

With respect to the Acquiring Fund, the execution, delivery and performance of this Agreement will not result in a violation of any material provision of the Saratoga Trust’s Agreement and Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)

Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund has no actual knowledge of facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)

There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor in order to commence operations of the Acquiring Fund.

(g)

All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)

The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and subject to the due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)

The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)

From the effective date of this Agreement through the Closing Date, any written information furnished by Saratoga Trust, its officers, directors or agents, with respect to the Acquiring Fund for use in the Proxy Statement as defined in paragraph 5.8, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)

From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by Saratoga Trust, its officers, directors or agents with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)

The Acquiring Fund agrees to use commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date and to register the Acquiring Fund’s Shares for sale in all 50 states or such fewer number of states and such territories of the United States as the Acquiring Fund and the Adviser mutually agree.

(m)

No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Saratoga Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Saratoga Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n)

The Acquiring Fund intends to elect and qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year, and is or will be a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(o)

The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of Saratoga Trust created within the last 12 months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the Acquiring Fund’s investment adviser or its affiliate.  On the Closing Date, the Acquiring Fund will have no assets other than nominal capital contributed by the Acquiring Fund’s investment adviser or its affiliate.

(p)

The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by the Acquiring Fund’s investment adviser or its affiliates.

(q)

“Independent legal counsel,” as such term is defined in Rule 0-1(a)(6) under the 1940 Act, has been engaged to represent the Saratoga Trust's “independent trustees,” as defined in Section 2(a)(19) of the 1940 Act, and the selection of such independent legal counsel was within the discretion of the independent trustees.

(r)

The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

ARTICLE V

 COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1

OPERATION IN ORDINARY COURSE.  Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary distributions to shareholders and shareholder redemptions in the case of the Acquired Fund.

5.2

APPROVAL OF SHAREHOLDERS.  The Acquired Fund will call a special meeting of Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3

INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4

ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares, including, but not limited to,: (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund (the “Acquired Fund Shareholder Documentation”), certified by the Acquired Fund’s transfer agent or its President or Vice President to the best of their knowledge and belief, (3) all FIN 48 work papers and supporting statements pertaining to the Acquired Fund (the “FIN 48 Workpapers”) and (4) the tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date. The information to be provided under (1) of this sub-section shall be provided as soon as reasonably practicable after the Closing but in any event not later than twenty (20) business days after Closing and the information to be provided under (2) through (4) of this sub-section shall be provided at or prior to the Closing, unless otherwise mutually agreed by the parties.

5.5

FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all reasonable action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6

STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the SEC, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.  On or prior to the Closing Date, the Acquired Fund shall have delivered to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Acquired Fund for the prior three (3) taxable years; (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Acquired Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions; (3) any organizational documents, including without limitation, the declarations of trust and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders with respect to any wholly-owned subsidiaries of the Acquired Fund; and (4) all other books and records of the Acquired Fund that are reasonably requested by the Acquiring Fund.

5.7

PREPARATION OF POST-EFFECTIVE AMENDMENT.  Saratoga Trust covenants that it will have prepared and filed a post-effective amendment to the Saratoga Trust registration statement on Form N-1A (“Registration “Statement”) for the purpose of creating the Acquiring Fund and registering its shares. The post-effective amendment will be effective on or before the Closing Date.

5.8

PREPARATION OF FORM N-14 PROXY STATEMENT/PROSPECTUS.  The Acquired Fund covenants that it will prepare and coordinate with the Acquiring Fund the filing with the SEC, and deliver to the Acquired Fund shareholders in connection with the special meeting of shareholders described in Section 5.23 hereof, a Form N-14 proxy statement/prospectus (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder. The Acquiring Fund covenants that it will provide the Acquired Fund with information reasonably necessary for the Acquired Fund to prepare the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

5.9

INDEMNIFICATION.

(a)

The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b)

The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.10

It is the intention of the parties to the Reorganization that such Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code.  None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

ARTICLE VI

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of such date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by Saratoga Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect.

6.2

The post-effective amendment on Form N-1A filed by Saratoga Trust with the SEC to create the Acquiring Fund has been declared effective by the SEC or otherwise has become automatically effective pursuant to Rule 485 under the 1933 Act.

6.3

As of the Closing Date with respect to the Reorganization, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the Rule 12b-l plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect.

7.2

The Acquired Fund shall have delivered to the Acquiring Fund (i) a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund, (ii) the Acquired Fund Shareholder Documentation, (iii) the AML Documentation and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Acquired Fund.

7.3

As of the Closing Date with respect to the Reorganization, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquired Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquired Fund from those fee amounts, undertakings and sales load amounts of the Acquired Fund described in the Proxy Statement.

ARTICLE VIII

 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1

This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Acquired Fund’s Declaration of Trust and By-Laws. Certified copies of the resolutions, minutes or voting results evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2

On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3

All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4

The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5

Unless the Acquired Fund has been advised by legal counsel, that such counsel will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Acquired Fund shall have declared on or prior to the Valuation Date and paid before the Closing Date a distribution or distributions with a record and ex-dividend date on or prior to such Valuation Date, which, together with all previous such distributions, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

8.6

The parties shall have received a favorable opinion of Stradley, Ronon, Stevens & Young, LLP (“Stradley Ronon”) dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of the Agreement and the statements in representation letters delivered to Stradley Ronon, for federal income tax purposes:

(a)

The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(b)

No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

(c)

No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(d)

No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(e)

The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(f)

The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code.

(g)

No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares pursuant to Section 354(a) of the Code.

(h)

The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(i)

The holding period of Acquiring Fund Shares received by a shareholder of the Acquired Fund will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(j)

For purposes of Section 381 of the Code, either: (i) The Acquiring Fund will succeed to and take into account as of the date of the transfer, as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder; or (ii) The Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1

(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of Acquired Fund described in Section 381(c) of the Code as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Such opinion shall be based on customary assumptions and such representations as Stradley Ronon may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES; PROXY STATEMENT

9.1

The Acquired Fund shall bear all expenses of the transactions contemplated by this Agreement, including, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement/Prospectus covering the solicitation of the approval of the transaction contemplated herein by the Acquired Fund Shareholders; (b) postage; (c) printing; (d) accounting fees (if any); (e) reasonable legal fees for this transaction; and (f) proxy solicitation costs of the transaction, if any.  Ascent acknowledges and agrees that all such costs shall be deemed subject to the current expense limitation agreement by and between Ascent and the Acquired Fund (the “Expense Limitation Agreement”).  The Acquired Fund shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this paragraph 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1, subject to the Expense Limitation Agreement.  The Acquiring Fund shall pay all expenses related to its organization, including legal expenses of counsel to the Acquiring Fund and its trustees, subject to Ascent’s expense limitation agreement with the Acquiring Fund.

ARTICLE X

 ENTIRE AGREEMENT; SURVIVAL

10.1

The Acquired Fund and Saratoga Trust, on behalf of the Acquiring Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2

The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund and the Acquired Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

 TERMINATION

11.1

This Agreement may be terminated by the mutual agreement of the Acquired Fund and Saratoga Trust.  In addition, either the Acquired Fund or Saratoga Trust may, at its option, terminate this Agreement at or prior to the Closing Date due to:

(a)

a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b)

a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)

a determination by either party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, Saratoga Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

 AMENDMENTS

12.1

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of materially changing the provisions to the detriment of the Acquired Fund Shareholders; and provided further, that paragraph 9.1 of this Agreement may not be amended without the mutual consent of the parties to this Agreement.

ARTICLE XIII

 HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5

It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquired Fund and signed by authorized officers of the Acquired Fund, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Acquired Fund’s Declaration of Trust.

13.6

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Saratoga Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Saratoga Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of Saratoga Trust on behalf of the Acquiring Fund and signed by the authorized officer of Saratoga Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such authorized officer shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund to the extent provided for in Saratoga Trust’s Agreement and Declaration of Trust.

13.7

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the address for each party set forth in the first paragraph of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SARATOGA ADVANTAGE TRUST, on behalf of the Acquiring Fund

By:

Name:

Bruce E. Ventimiglia

Title:

President

GLOBAL REAL ESTATE INVESTMENTS FUND

By:

Name:

Randy Lewis

Title:

ASCENT INVESTMENT ADVISORS, LLC, with respect to Paragraph 9.1 only

By:

Name:

Randy Lewis

Title:

EXHIBIT B

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE ACQUIRING FUND

Investment Objective and Policies

The investment objective of the Acquiring Fund is total return through a combination of current income and capital appreciation.

The Acquiring Fund pursues its investment objective by investing indirectly in a diversified portfolio of high quality, income-producing real estate properties through its investments in REITs and other real estate securities included in the Index. Approximately 75% of the constituents of the Index are REITs; therefore, the Acquiring Fund intends to invest its assets in generally the same proportion (although it may vary over time). In addition, the Acquiring Fund seeks to enhance current income by writing (selling) covered call options.

The Acquiring Fund invests 100% of its net assets in REITs and other real estate securities included in the Index. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.

Under normal circumstances, the Acquiring Fund invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. This policy is fundamental and may not be changed without shareholder approval.  The Acquiring Fund may invest without limitation in foreign real estate companies and other real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities that are corporations engaged in the business of owning, managing and developing commercial and residential real estate properties; provided, however, that the Acquiring Fund limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.  All of the foreign issuers of real estate securities in which the Acquiring Fund invests are listed on major foreign stock exchanges.

Investment Strategies

Under normal market conditions, the Acquiring Fund’s strategy is to invest its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”). The Manager uses both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment.  The Index is designed to track the performance of publicly-traded real estate companies and worldwide REITs.

The Index is categorized into three regions: North America, Europe and Asia. The North America series includes the United States and Canada. The Europe series includes the United Kingdom, Sweden, Switzerland, Portugal, Spain, Poland, Norway, the Netherlands, Italy, Ireland, Hungary, Greece, Germany, France, Finland, Denmark, the Czech Republic, Belgium and Austria. The Asian series includes South Korea, Singapore, New Zealand, Japan, Hong Kong and Australia.

The companies included in the Index, “constituents,” are free-float adjusted, and screened for liquidity, size and EBITDA, which the Manager believes makes the Index suitable for use as the basis for determining potential investments for the Acquiring Fund. Managers of the Index review constituent companies on a quarterly basis in March, June, September and December.

“Free-float adjusted” refers to an index construction methodology that takes into consideration only the free-float market capitalization of a company for the purpose of Index calculation and assigning weight to stocks in the Index. Free-float market capitalization takes into consideration only those shares issued by the company that are readily available for trading in the market. It generally excludes insiders’ holdings, government holdings, strategic holdings, employee stock ownership plans and other locked-in shares that will not come to the market for trading in the normal course. The Index’s free-float restrictions are in place to ensure an adequate number of freely tradable shares.

The Manager may overweight or underweight the Acquiring Fund’s holdings by up to 20% of the Index’s weight by geographic region and/or property type, based upon its assessment of current and projected regional macroeconomic conditions, demand drivers and supply constraints for space, provided that the Fund limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.

Quantitative Screening Process.  The Manager purchased a proprietary quantitative screening model, the Global Real Estate Investment Model, from Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities. The Model has been customized by the Manager to select the securities in which the Acquiring Fund may invest. The Model considers several criteria when selecting Qualifying Securities, including, but not limited to, free-float market capitalization, insider ownership, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth. The Model’s process results in a selection of approximately 80 Qualifying Securities from the Index, weighted to match the geographic and property type weightings of the Index. The Manager may alter the weightings of the parameters used by the Model based on the Manager’s perceptions of the global market and economy.

Qualitative Stock Selection Process. All Qualifying Securities are evaluated by the Manager in determining appropriate investments for the Acquiring Fund.  The Manager selects the top 40 to 50 securities from among the 80 Qualifying Securities based on its assessment of factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space.  The Manager may sell a security held in the Acquiring Fund’s portfolio when it no longer qualifies under the parameters established by the Model.  In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the Acquiring Fund’s portfolio. The Acquiring Fund’s portfolio holdings are continuously monitored and evaluated by the Manager, based upon its assessment of current market conditions, changes in company-specific prospects, stock price valuations, and other circumstances that the Manager deems relevant.  The active management of the Acquiring Fund’s portfolio also includes at least semi-annual updates of the data used to identify the Qualifying Securities by Green Street Advisors. Green Street is compensated for providing this data by the Manager and not the Acquiring Fund.

Covered Call Option Writing.  Under normal market conditions, to enhance income, the Acquiring Fund may write (sell) covered call options, which are limited to a notional value of up to 30% of the Acquiring Fund’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price.  This is the number of shares underlying the contract, multiplied by the current market price of the shares. The Acquiring Fund will write primarily over-the-counter-options.  The Acquiring Fund only writes call options on individual securities (“underlying securities”) held in the Fund’s portfolio (i.e., covered calls).  The Acquiring Fund may not sell “naked” call options (i.e., options representing more securities than are held in the portfolio).  By writing covered call options, the Manager seeks to generate gains and offset a portion of a potential market decline in the underlying security. The Acquiring Fund’s covered call option writing program seeks to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written.

As the seller of a covered call option, the Acquiring Fund receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the underlying security over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Acquiring Fund may sell covered call options “near-to-the-money” (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the underlying security) or “at-the-money” (i.e., the exercise price generally will be equal to the current level of the cash value of the underlying security). In this event, the Acquiring Fund, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium. If, at expiration, the purchaser exercises a covered call option sold by the Acquiring Fund, the Fund pays the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the Acquiring Fund as the seller of the call option. Under current market conditions, the notional value of the call options written by the Acquiring Fund is expected to range from 10% to 30% of the value of the Acquiring Fund’s net assets. The percentage of each underlying security to be used in writing covered call options will be determined based on the Manager’s opinion of the outlook for the underlying security, market opportunities and option price volatilities.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Acquiring Fund is recorded as an asset and equivalent liability. The Acquiring Fund then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter are valued using one of three methods: dealer quotes, industry models with objective inputs, or by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security.  Exchange-traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities.  Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Acquiring Fund’s options strategy will vary depending on market circumstances and other factors.

If the value of the underlying security increases significantly, the Acquiring Fund may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new covered call options at higher exercise prices. If an underlying security’s price declines, the Acquiring Fund may let the covered call options expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that security. The Acquiring Fund may seek to execute option rolls (as described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Acquiring Fund’s holding in that security. The Acquiring Fund may also write covered call options with different characteristics and managed differently than described in this paragraph.

Other Information Regarding Investment Strategy

The Acquiring Fund may, from time to time, take defensive positions that are inconsistent with the Acquiring Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Manager may determine that the Acquiring Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Acquiring Fund may not achieve its investment objective.

The Manager may invest the Acquiring Fund’s cash balances in any investments it deems appropriate and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), including but not limited to, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Acquiring Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Manager and the Acquiring Fund’s portfolio manager are subjective.

The Acquiring Fund has no current intent to sell securities short. The Acquiring Fund does not intend to use leverage through borrowing for investment purposes or issuing preferred shares. However, the Board of Trustees of the Acquiring Trust may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. Although the portfolio turnover rate is generally not expected to exceed 120%, it may vary greatly from year to year and will not be a limiting factor when the Manager deems portfolio changes appropriate. For 2011, the Acquiring Fund anticipates that the portfolio turnover rate will be over 200%.

The Acquiring Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Manager, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Acquiring Fund. The Acquiring Fund’s high rate of turnover will result in higher brokerage commissions and will cause a portion, and potentially a high proportion, of the Acquiring Fund’s distributions to be characterized as short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. Additionally, in the case of the Acquiring Fund, most of its dividends will be from REITs and the dividends from REITs do not “qualify” for the reduced tax rate on regular corporate dividends.  Additional information is available under “Tax Consequences” in Exhibit D to this Proxy Statement/Prospectus.

There is no assurance what portion, if any, of the Acquiring Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Acquiring Fund’s distributions will be designated as qualified dividend income. Additional information is available under “Tax Consequences” in Exhibit D to this Proxy Statement/Prospectus.

Acquiring Fund Investments

The Acquiring Fund may invest in the following types of securities, subject to certain limitations as set forth below.

Real Estate Investment Trusts.  The Acquiring Fund invests in REITs and their foreign equivalents. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. Distributions received by the Acquiring Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, the percentage of the Acquiring Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Additional information is available under “Tax Consequences” in Exhibit D to this Proxy Statement/Prospectus.

Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Common Stocks.  Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the cost of capital rises and borrowing costs increase.

Foreign Securities. Foreign securities in which the Acquiring Fund may invest include direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The Acquiring Fund is not limited in the amount of assets it may invest in such foreign securities; however, the Acquiring Fund limits its investments in any single foreign country to no more than 25%. As an alternative to holding foreign traded securities, the Acquiring Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities, and exchange traded funds).

General Investment Policies of the Acquiring Fund

Temporary or Cash Investments. Under normal market conditions, the Acquiring Fund will stay fully invested according to its principal investment strategies as noted above.  The Acquiring Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Acquiring Fund not achieving its investment objectives during that period.

For longer periods of time, the Acquiring Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Acquiring Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks of Investing in the Acquiring Fund

As with any mutual fund, it is possible to lose money by investing in the Acquiring Fund.  There is no assurance that the Acquiring Fund will achieve its investment objective.  When you sell your Acquiring Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Limited Operating History of the Manager. The Manager has a limited operating history and no experience managing a open-end mutual fund.  The Advisor’s only experience managing an investment company has been managing the Acquiring Fund in its prior form as a closed-end investment company. However, the Acquiring Fund Manager has experience managing open-end investment companies.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Acquiring Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Acquiring Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. The Acquiring Fund does not invest in real estate directly. The Acquiring Fund only invests in REITs and other publicly traded real estate securities in the Index which are defined as securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing; therefore, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Acquiring Fund does not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Acquiring Fund’s common shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

▪

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

▪

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non competitiveness.

▪

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

▪

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

▪

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

▪

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

▪

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

▪

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Acquiring Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

▪

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Acquiring Fund’s investment performance.

▪

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

▪

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Acquiring Fund could be reduced.

▪

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Acquiring Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Acquiring Fund on its investment in such company. See “ REIT Risk “ below.

▪

Financing Issues. Financial institutions in which the Acquiring Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REIT Risk. Investments in REITs will subject the Acquiring Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Acquiring Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Acquiring Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Acquiring Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. More information is available under “Tax Consequences” in Exhibit D to this Proxy Statement/Prospectus.

The Acquiring Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Acquiring Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Acquiring Fund’s basis in such REIT, the Acquiring Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Acquiring Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Acquiring Fund’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through the Acquiring Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs.

The Acquiring Fund does not have any investment restrictions with respect to investments in REITs.

Current Conditions. The residual effects of instability in the United States, European and other credit markets has continued to make it more difficult for some borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, some borrowers may be subject to increased interest expenses for borrowed money and tight underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Acquiring Fund invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could reduce the number of real estate companies that are publicly traded during the investment period and reduce the Acquiring Fund’s investment opportunities.

Common Stock Risk. The Acquiring Fund invests its net assets in common stocks and writes covered call options on shares owned by the Fund. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Acquiring Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Acquiring Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Acquiring Fund may invest an unlimited amount of its net assets in foreign securities; provided, that the Fund will limit its investments in the issuers of any single foreign country to 25% of its net assets. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States ..

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Acquiring Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. Additional information is available under “Tax Consequences” in Exhibit D to this Proxy Statement/Prospectus.

The Portfolio may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Acquiring Fund forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline.  The writer of an “American-style” option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for “European-style” options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price.  Thus, the use of options may require the Acquiring Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option, or may cause the Fund to hold a security that it might otherwise sell.  The Acquiring Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Acquiring Fund were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Acquiring Fund seeks to close out a covered call option by buying such covered call option.

The Acquiring Fund intends to primarily write covered call options that are exchange-traded options, but may write over-the-counter options.  Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Acquiring Fund’s capital appreciation potential on the underlying security.

Risk of Limitation on Call Option Writing. The number of call options the Acquiring Fund can write is limited by the securities held by the Fund, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Acquiring Fund does not write “naked” or uncovered call options. Furthermore, the Acquiring Fund’s options transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, the number of options which the Acquiring Fund may write may be affected by options written by other investment advisory clients of the Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Foreign Currency Risk.  Although the Acquiring Fund reports its net asset value and pays expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Acquiring Fund’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Acquiring Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Acquiring Fund invests are more volatile than those of other countries and, therefore, the Acquiring Fund’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Medium and Small Capitalization Company Risk. The Acquiring Fund concentrates its investments in real estate related securities. Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed.  Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Medium and small capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of the Acquiring Fund to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Acquiring Fund’s ability to obtain market quotations based on actual trades in order to value the Fund’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general.  In addition, medium and small capitalization companies may not pay a dividend. Although income may not be a primary goal of the Acquiring Fund, dividends can cushion returns in a falling market.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed portfolio. The Acquiring Fund’s successful pursuit of its investment objective depends upon the Model and the Manager’s ability to manage the Fund in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Manager, the Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Acquiring Fund from achieving its investment objective.

Defensive Positions. During periods of adverse market or economic conditions, the Acquiring Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Acquiring Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Portfolio Turnover Risk. The techniques and strategies of the Acquiring Fund might result in a high degree of portfolio turnover.

Shares of the Acquiring Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

EXHIBIT C

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

REQUIRED FUNDAMENTAL INVESTMENT RESTRICTIONS
Restriction	Target Fund	Acquiring Fund
Diversification and Issuer Concentration

With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s net assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer.

With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

Borrowing

The Fund may borrow money from banks or other financial institutions for extraordinary or emergency purposes or to finance repurchases of its shares to the extent permitted by the Investment Company Act of 1940.

The Fund may not borrow money except that it may borrow: (a) for leveraging purposes, (b) from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or (c) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed).  Any such borrowings may be secured or unsecured.  Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

The Fund may not borrow money, except from a bank in an aggregate amount not exceeding one third of the Fund’s total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

Underwriting

The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objective, policies and limitations.

The Fund may not underwrite securities of other companies, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security.
Investing in Real Estate

The Fund may not purchase or sell real estate or real estate mortgage loans, but will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein. In addition, the Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

The Fund may not invest in real estate or real estate limited partnerships (direct participation programs), except that the Fund may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities, which are secured by real estate or interests therein.

The Fund may not purchase or sell real estate or real estate mortgage loans, except that the Fund will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein.  In addition, the Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Investing in Commodities

The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts. The Fund has no current intention to purchase or sell financial futures contracts or related options.

The Acquiring Fund may not invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but is authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in its Prospectus.

Lending of Funds and Securities

To generate additional income, the Fund may lend up to 33% of its net assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The Fund has no current intention to participate in securities lending or otherwise lend its assets.

None.
Industry Concentration

The Fund will invest all of its net assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index. Accordingly, all of the Fund’s investments will be in securities principally involved in the real estate industry.  For purposes of this policy, “real estate securities” means the securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBITA from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing.

Other than as set forth above . . . the Fund may not invest 25% or more of its net assets in the securities of issuers conducting their principal business activities in any one industry or group of industries. This restriction does not apply to U.S. Government securities.

The Fund may not invest 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index.

The Fund’s prospectus includes the following fundamental investment policy:

The Portfolio invests 100% of its net assets in REITs and other real estate securities included in the Index. This policy is fundamental and may not be changed without shareholder approval.

OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS
Pledging Assets

Other than as set forth above in “Lending of Funds and Securities” and except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities, the Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets.

The Fund may not pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in its Prospectus.

Oil, Gas, Minerals.	The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.	None.
When Issued and Delayed Delivery Securities

The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund’s obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the Fund’s obligations.

None.
Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In substance, a reverse repurchase agreement is a borrowing for which a Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations equal in value to the repurchase price including any accrued interest will be segregated by the Fund’s custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect a Fund’s ability to reacquire the underlying securities.

None.
Global Investment	Under normal circumstances, the Fund will invest at least 40% of its net assets in the securities of issuers located in at least three foreign countries.

The Fund’s prospectus includes the following fundamental investment policy:

Under normal circumstances, the Fund invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries.

Restricted Securities	None.

The Fund may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund’s Manager, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Fund in these securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Restriction	Target Fund	Acquiring Fund
Illiquid Securities	None.

The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose.

OTC Options as Illiquid Assets	The Fund may write over-the-counter options which may be considered to be illiquid assets, up to a maximum of 30% of its net assets.

The Fund’s prospectus provides the following:

Under normal market conditions, to enhance income, the Portfolio may write (sell) covered call options, which are limited to a notional value of up to 30% of the Portfolio’s net assets.

Purchasing Securities on Margin

The Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

The Fund may not purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of Fund securities (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions).

Exercising Control	None.	The Fund may not invest for the purpose of exercising control or management of another company.
Joint Trading

The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Manager or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

None.
Investing in Securities of Other Investment Companies

The Fund may invest in securities of other investment companies provided that the Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable federal securities laws.  The Fund has no current intention to purchase securities of other investment companies, other than investment in money market funds for cash management purposes

None.
Options

The Fund may write (sell) covered call options as set forth in the Prospectus.  Although it currently has no intent to do so, the Fund, with respect to up to 5% of its net assets, may purchase put options, write (sell) put options on securities and purchase call options on securities.

None.
Futures Contracts

The Fund may purchase financial futures contracts and related options for speculative or for “bona fide hedging” purposes, provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s net assets.  The Fund has no current intention to purchase for financial futures contracts and related options.

None.

EXHIBIT D

PRICING, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND

Pricing of Acquiring Fund Shares

The price of shares of the Acquiring Fund called “net asset value,” is based on the value of the Acquiring Fund’s investments.

The NAV per share of the Acquiring Fund is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Acquiring Fund’s securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Board of Trustees of the Acquiring Trust. In these cases, the Acquiring Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Board of Trustees of the Acquiring Trust.  Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Acquiring Fund invests in ETFs, the Fund’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Purchase of Acquiring Fund Shares

Purchase of shares of the Acquiring Fund must be made through a financial intermediary having a sales agreement with Northern Lights Distributors, LLC, the Acquiring Fund’s distributor (“NL Distributor”), or through a broker or intermediary designated by that financial intermediary, or directly through the transfer agent. Shares of the Acquiring Fund are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by the Acquiring Fund in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Acquiring Fund when it is received in good order by the transfer agent or by a financial intermediary, or a broker or intermediary designated by a financial intermediary, authorized to accept purchase orders on behalf of the Acquiring Trust. The Acquiring Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Acquiring Fund.  The Acquiring Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Acquiring Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Acquiring Fund's transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Acquiring Fund, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Acquiring Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite #2

Omaha, Nebraska 68137

If you wish to wire money to make a subsequent investment in the Acquiring Fund, please call 1-800-807-FUND to receive wiring instructions and to notify the Acquiring Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Acquiring Fund will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Acquiring Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the transfer agent must be received by the transfer agent in “good order.”  This means that your request must include:

•

The Acquiring Fund and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions. The Acquiring Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Acquiring Fund and the other series of the Acquiring Trust. As further assistance, the Acquiring Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Acquiring Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Acquiring Fund shares, or other fees.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Proxy Statement/Prospectus.  Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Acquiring Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of available choices. Generally, the Consulting Programs provide advisory services in connection with investments among the Acquiring Trust’s portfolios by identifying the investor’s risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Acquiring Trust’s portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor’s account and recommending any appropriate changes in the allocation of assets among the Acquiring Trust’s portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor’s financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use SCM’s SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, SCM may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. SCM receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Acquiring Trust portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Acquiring Trust’s portfolio are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor’s investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by SCM. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Acquiring Trust’s portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING.  For Class A shares of the Acquiring Fund, the minimum initial investment in the Fund is $2,500. For Class I shares of the Acquiring Fund, the minimum initial investment in the Fund is $1 million.  With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment.  For employees and relatives of the Manager, SCM, firms distributing shares of the Acquiring Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Saratoga Fund and the Acquiring Fund.  With respect to Class A shares of the Acquiring Fund, is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts.  The minimum subsequent investment in the Acquiring Trust is $100 and there is no minimum subsequent investment for the Acquiring Fund or for a Saratoga Fund.  The Acquiring Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Acquiring Trust offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their representative or the Acquiring Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees of the Acquiring Trust whenever the Board judges it to be in the best interest of the Acquiring Trust to do so.  NL Distributors, in its sole discretion, may accept or reject any purchase order.

NL Distributors will from time to time provide compensation to dealers in connection with sales of shares of the Acquiring Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Acquiring Fund reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

Choosing a Share Class of the Acquiring Fund

Description of Classes.  The Acquiring Fund has adopted a multiple class plan that allows it to offer one or more classes of shares.  The Acquiring Fund has two classes of shares – Class I shares and Class A shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•

Class I shares are no-load shares that do not require that you pay a sales charge. Class I shares do not charge an annual Rule 12b-1 distribution or servicing fee. If you purchase Class I shares of the Acquiring Fund you will pay the NAV next determined after your order is received.  Class I shares have a much higher required minimum investment than Class A shares.

•

Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% annual  Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Class A Shares Reduced Sales Charge Information.”

MORE ABOUT CLASS A SHARES

Class A shares of the Acquiring Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.25% annually of average daily net assets, which are assessed against the shares of the Acquiring Fund.

If you purchase Class A shares of the Acquiring Fund you will pay the public offering price (“POP”), which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown in the table below.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows:

Class A Shares Reduced Sales Charge Information

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums.  Please see the information set forth below for specific eligibility requirements. You must notify your authorized financial intermediary or the transfer agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail.  The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Acquiring Fund’s shares or the Acquiring Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Acquiring Fund or other Saratoga Funds held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Acquiring Fund.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident.  See the discussions of “Right of Accumulation” and “Letter of Intent” below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge.  The following chart shows the sales charge you will pay based on the amount of your purchase.  You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

Reduced Sales Charge For U.S. Residents

Amount of Purchase	Sales Charge as a Percentage of Offering Price [1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more[3]	None	None	None

1

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

2

At the discretion of the Acquiring Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

3

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase.  See “More About Class A Shares” above for further information.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any of the Acquiring Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”), including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify NL Distributors at the time of your purchase. You will need to give NL Distributors your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Acquiring Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Acquiring Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Acquiring Trust’s portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to NL Distributors receiving the letter of intent, and (2) the historical cost of shares of other Acquiring Trust portfolios you currently own acquired in exchange for shares of Acquiring Trust portfolios purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Acquiring Trust, its transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class A Shares Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with NL Distributors or SCM (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Acquiring Trust’s shares and their immediate families.

•

Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with NL Distributors or SCM.

•

Clients of financial intermediaries that have entered into arrangements with NL Distributors or SCM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Acquiring Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with NL Distributors or SCM.

•

Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Code.

•

Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Acquiring Trust are part of an omnibus account. A minimum initial investment of $1 million in the Acquiring Trust is required. SCM in its sole discretion may waive these minimum dollar requirements.

•

Reinvestment of capital gains distributions and dividends.

Contingent Deferred Sales Charge

Class A shares may be redeemed on each business day without charge at NAV per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within one year after purchase.  The CDSC is based upon the investor’s original purchase price.

Plan of Distribution

The Acquiring Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of Class A shares of the Acquiring Fund. The Plan provides that the Acquiring Fund will pay NL Distributors or other entities, including the Manager and SCM, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average net assets of Class A shares.  A portion of the fee payable pursuant to the Plan may be characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager, SCM or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Acquiring Fund as an expense in the year it is accrued. Because the fee is paid out of the Fund’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to NL Distributors or other entities for services provided and the expenses borne by NL Distributors and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Acquiring Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, NL Distributors or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

Frequent Purchases and Redemptions of Acquiring Trust Shares

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Acquiring Fund by shareholders, and “market-timing” may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Short term trading strategies also present certain risks based on the Acquiring Fund’s investment objective, strategies and policies.  To the extent that the Acquiring Fund invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which the Acquiring Fund invests may be traded on foreign markets that close well before the Fund calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Acquiring Fund based on events occurring after foreign market closing prices are established, but before the Acquiring Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Acquiring Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Acquiring Fund invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Fund may be adversely affected by price arbitrage trading strategies.

The Acquiring Trust discourages frequent purchases and redemptions of Acquiring Fund shares by Fund shareholders and the Acquiring Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Acquiring Trust does not accommodate frequent purchases and sales by Acquiring Fund shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Acquiring Trust’s policies with respect to purchases, redemptions and exchanges of Acquiring Fund shares are described under “Purchase of Shares” and “Redemption of Shares,” above.  Except as described in these sections, the Trust’s policies regarding frequent trading of Acquiring Fund shares are applied uniformly to all shareholders.

The Acquiring Trust requires all intermediaries to enforce all of the Acquiring Trust’s policies contained in its Prospectus and Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Acquiring Trust on an individual basis.  The ability of the Acquiring Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Acquiring Trust must rely on the financial intermediary to monitor frequent short-term trading within the Acquiring Fund by the financial intermediary’s customers. The Acquiring Trust monitors enforcement by Financial Intermediaries, and if a financial intermediary fails to enforce the Acquiring Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Acquiring Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Acquiring Fund may result in the Fund sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

Redemption of Shares

Shares of the Acquiring Fund may be redeemed on any day that the Fund calculates its NAV. Redemption requests received by the Acquiring Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Acquiring Trust. A redemption order is deemed to be received by the Acquiring Trust when it is received in good order by the transfer agent or by a financial intermediary authorized to accept redemption orders on behalf of the Acquiring Trust. The Acquiring Fund is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a financial intermediary having a selling agreement with NL Distributors. The financial intermediary is responsible for transmitting such redemption requests to the Acquiring Trust’s transfer agent. Redemption requests also may be given directly to the transfer agent, if the shareholder purchased shares directly through the transfer agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Acquiring Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

Regular/Express/Overnight Mail

The Saratoga Advantage Trust

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Acquiring Trust and instruct it to remove this privilege from your account.  The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Acquiring Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Acquiring Trust, the transfer agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Acquiring Trust or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Acquiring Trust and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the transfer agent to cover costs associated with the transfer but the transfer agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Acquiring Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Acquiring Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Acquiring Trust or transfer agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $100,000.

6. Any redemption check that is being mailed to a different address than the address of record.

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Acquiring Fund within 30 days of purchase.  The redemption fee is paid directly to the Acquiring Fund from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Acquiring Fund.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Acquiring Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Acquiring Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Acquiring Trust must rely on the financial intermediary to monitor redemptions within the Acquiring Fund by the financial intermediary’s customers and to collect the Fund’s redemption fee from their customers. The Acquiring Trust monitors enforcement by Financial Intermediaries, and if a financial intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.”  The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Acquiring Fund.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.  Shareholders should contact their dealer representative or the Acquiring Trust for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Acquiring Fund in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by SCM), together with the proceeds, is received by the transfer agent.

INVOLUNTARY REDEMPTIONS.  If the Acquiring Fund is the only holding of a shareholder in the Acquiring Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Acquiring Fund’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Acquiring Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees of the Acquiring Trust determines that it would be detrimental to the best interests of the Acquiring Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Acquiring Fund’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Acquiring Fund may be exchanged without payment of any exchange fee for shares of another portfolio of the Acquiring Trust of the same Class at their respective NAVs. Please refer to the Acquiring Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Acquiring Trust’s other portfolios.  The Acquiring Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Acquiring Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Acquiring Fund or a Saratoga Fund that does not charge a CDSC will not be counted.  Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from the Acquiring Fund or a Saratoga Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Acquiring Fund or a Saratoga Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Acquiring Fund shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, NL Distributors and the Acquiring Trust’s transfer agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If telephone lines are busy or you are otherwise unable to reach the Acquiring Fund by phone, you may wish to ask your investment representative for assistance or send the Fund written instructions, as described elsewhere in this Proxy Statement/Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. NL Distributors and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Dividends and Distributions

DIVIDENDS AND DISTRIBUTIONS.  The Acquiring Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a portfolio generally pays no federal income tax on the income and gains it distributes to you.  The Acquiring Fund declares and pays dividends from net investment income, if any, annually.  Distributions of net realized long-term and short-term capital gains, if any, earned by the Acquiring Fund will be made annually.  The Acquiring Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Acquiring Fund.  The amount of any distribution will vary, and there is no guarantee the Acquiring Fund will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Acquiring Fund to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Acquiring Fund (which will be deposited in the shareholder’s account) unless the shareholder instructs the Acquiring Trust, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS.  You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any.  The statement provides information on your dividends and capital gains for tax purposes.  If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Acquiring Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Acquiring Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Acquiring Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

AVOID “BUYING A DIVIDEND.”  At the time you purchase your Acquiring Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Acquiring Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  For example, if you buy shares in the Acquiring Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

Tax Consequences

The following tax information in this Proxy Statement/Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Acquiring Trust.  Unless your investment in the Acquiring Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Acquiring Fund makes distributions and when you sell Acquiring Fund shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. In general, if you are a taxable investor, Acquiring Fund distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Acquiring Fund shares.  The Acquiring Fund’s investment techniques, including the use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Acquiring Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Acquiring Trust. With respect to taxable years of the Acquiring Fund beginning before January 1, 2013, unless such provision is extended or made permanent, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However, dividends paid to shareholders from the Acquiring Fund’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income. Further, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Acquiring Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Acquiring Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

If you borrow money to purchase shares of the Acquiring Fund, the interest on borrowed money generally is not deductable for personal income tax purposes.

TAXES ON SALES. Your sale of Acquiring Fund shares normally is subject to federal income tax and may result in a taxable gain or loss to you.  Your exchange of Acquiring Fund shares for shares of another portfolio is treated for tax purposes like a sale of your original Acquiring Fund shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of the Acquiring Fund’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

BACK-UP WITHHOLDING.  By law, the Acquiring Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Acquiring Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% of your taxable distributions or redemption proceeds.

OTHER.  Acquiring Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state and local taxes. If more than 50% of the Acquiring Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund. In such a case shareholders would also need to include such foreign taxes in income.  The Acquiring Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  Please see the Statement of Additional Information to this Proxy Statement/Prospectus for a discussion of the risks and special tax consequences to shareholders in the event the Acquiring Fund realizes excess inclusion income in excess of certain threshold amounts.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Acquiring Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2012 (or a later date if extended by the U.S. Congress), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Acquiring Fund.

Additional Information

The Manager, SCM and/or NL Distributors may pay additional compensation (out of their own resources and not as an expense of the Acquiring Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Acquiring Fund’s shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Acquiring Fund over other investment options.  Any such payments will not change the NAV of the price of the Acquiring Fund’s shares.

In addition, the Acquiring Fund or NL Distributors also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Fund and/or its agents. The fees payable by the Acquiring Fund under this category of services are subject to certain limitations approved by the Board of Trustees of the Acquiring Trust and, to the extent paid, will increase expenses of the Fund.  These expenses are not separately identified in the fee table under the section titled “Comparison of Fees and Expenses” in this Proxy Statement/Prospectus, but are included within “Other Expenses” in the fee table.

EXHIBIT E

OWNERSHIP OF THE TARGET FUND

Significant Holders

Listed below is the name, address and percent ownership of each person who, as of April 1, 2011, to the best knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Fund, as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned	Type of Ownership
Denis Nayden Stamford, CT	336,201.86	64.65%	Beneficial
First Clearing LLC 2801 Market St. St. Louis, MO 63103-2523	76,395.70	14.69%	Record

THE SARATOGA ADVANTAGE TRUST

James Alpha Global Real Estate Investments Portfolio

STATEMENT OF ADDITIONAL INFORMATION

to the

PROXY STATEMENT/PROSPECTUS

DATED JUNE __, 2011

This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Proxy Statement/Prospectus of The Saratoga Advantage Trust’s (the “Trust”), with respect to the James Alpha Global Real Estate Investments Portfolio (the “James Alpha Global Real Estate Portfolio”), dated June __, 2011, relating to the Special Meeting of Shareholders of the Global Real Estate Investments Fund, to be held on July 22, 2011 at 10:30 a.m., Eastern time (the “Meeting”).  At the Meeting, shareholders of the Global Real Estate Investments Fund will be asked to approve an Agreement and Plan of Reorganization (the “Agreement”) between the Target Fund and the Acquiring Fund, providing for:  (a) the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

A copy of the Proxy Statement/Prospectus may be obtained, free of charge, by written request to Saratoga Capital Management, LLC, 1101 Stewart Avenue, Suite 207, Garden City, New York 11530-4808 or by calling, toll free, 1-800-807-FUND (1-800-807-3863).

The James Alpha Global Real Estate Portfolio had not commenced operations as of the date of this Statement of Additional Information and financial statements are not yet available.

                                            TABLE OF CONTENTS                                                                                               PAGE

INCORPORATION BY REFERENCE	3
FUND HISTORY	3
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	3
INVESTMENT RESTRICTIONS	22
PORTFOLIO HOLDINGS DISCLOSURE POLICY	24
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS	25
TRUSTEES AND OFFICERS	25
MANAGEMENT AND OTHER SERVICES	33
DETERMINATION OF NET ASSET VALUE	39
CERTAIN TAX CONSIDERATIONS	40
ADDITIONAL INFORMATION	53
FINANCIAL STATEMENTS	55
APPENDIX A – RATINGS	56
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	62

Notice of Privacy Policy for The Saratoga Advantage Trust

(including notice to California Residents)

The Saratoga Advantage Trust (the “Trust”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust’s transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.  We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary.  If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this statement of additional information:

•

The statement of additional information of the Global Real Estate Investments Fund dated December 31, 2010 is incorporated by reference to Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A (File No. 811-22322), filed via EDGAR on May 12, 2011 (Accession No. 0001144204-11-028659).

•

The audited financial statements of the Global Real Estate Investments Fund dated December 31, 2010 are incorporated by reference to the Annual Report to Shareholders for the fiscal year ended December 31, 2010, filed via EDGAR on March 10, 2011 (Accession No. 0000894189-11-001079).

FUND HISTORY

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a “business trust.” The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The James Alpha Global Real Estate Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent” or the “Manager”) and supervised by Saratoga Capital Management, LLC (“Saratoga”).

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The James Alpha Global Real Estate Portfolio is a diversified fund within the meaning of the 1940 Act.  The investment objective and policies of the Portfolio are described in the Proxy Statement/Prospectus relating to the Reorganization. A further description of the James Alpha Global Real Estate Portfolio’s investments and investment methods appears below. Principal investments of the James Alpha Global Real Estate Portfolio are described in the Proxy Statement/Prospectus.  Except as indicated by an asterisk (*) each of the investments below is not considered principal by the Portfolio.

RECENT MARKET EVENTS.  During 2008 and 2009, U.S. and international markets experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.  Accordingly, the risks of investing in the following securities in which the James Alpha Global Real Estate Portfolio may invest have increased.

EQUITY SECURITIES.* An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.   Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent the James Alpha Global Real Estate Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Portfolio. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio’s holdings.

WARRANTS.  The James Alpha Global Real Estate Portfolio may invest in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio’s entire investment therein).

OTHER INVESTMENT COMPANIES.  The James Alpha Global Real Estate Portfolio may invest in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). The Portfolio’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the Securities and Exchange Commission (“SEC “) and approved by the Board of Trustees.  Section 12(d)(1) of the 1940 Act precludes the Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section  12(d)(1) shall not apply to securities purchased or otherwise acquired by the Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  SEC Rule 12d1-3 under the 1940 Act provides, however, that the Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If the James Alpha Global Real Estate Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Portfolio may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The James Alpha Global Real Estate Portfolio may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS*. The James Alpha Global Real Estate Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are secured by groups of individual mortgages but are similar to conventional bonds where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. The James Alpha Global Real Estate Portfolio may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The James Alpha Global Real Estate Portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments.

The commercial paper obligations that the James Alpha Global Real Estate Portfolio may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Proxy Statement/Prospectus, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio’s Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolio’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

ILLIQUID OR RESTRICTED SECURITIES. The James Alpha Global Real Estate Portfolio may invest in illiquid or restricted securities in accordance with the investment restrictions described under  “Investment Restrictions.”  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.  Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

UNREGISTERED SECURITIES.  Notwithstanding the above, the James Alpha Global Real Estate Portfolio may purchase securities that are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Manager, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Manager will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Manager could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

BORROWING.  The James Alpha Global Real Estate Portfolio may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in the Portfolio’s net asset value and on the Portfolio’s investments.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

The James Alpha Global Real Estate Portfolio may also borrow funds to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The James Alpha Global Real Estate Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the James Alpha Global Real Estate Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the James Alpha Global Real Estate Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the Portfolio’s assets taken at value. The Portfolio’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing the Portfolio’s loans of securities will be maintained at all times in a segregated account with the Portfolio’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for the Portfolio’s securities loans and manages collateral received in connection with these loans. The James Alpha Global Real Estate Portfolio bears any losses with respect to reinvested collateral.  The Portfolio may not exercise voting rights on loaned securities, but reserve the right to recall loaned securities so that they will be voted according to the Portfolio’s proxy voting policies.

WHEN-ISSUED SECURITIES. The James Alpha Global Real Estate Portfolio may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. The Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of the Portfolio would be so committed.  This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk.  The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements.  Leveraging may cause a portfolio to be more volatile than if the Portfolio had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

HEDGING. The James Alpha Global Real Estate Portfolio may use certain Hedging Instruments. To engage in short hedging, the Portfolio would, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Portfolio securities”) or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, the Portfolio would, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

Additional information about the Hedging Instruments that the James Alpha Global Real Estate Portfolio may use is provided below.

FINANCIAL FUTURES.* No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, the James Alpha Global Real Estate Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Portfolio’s custodian bank in an account registered in the futures commission merchant’s name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The James Alpha Global Real Estate Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Common types of futures contracts include:

     Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

     Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to the Portfolio.

     Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract; no physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar Futures Contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (Libor) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS.*1 When the James Alpha Global Real Estate Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. The Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, the Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Portfolio’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

1 Principal investment for the James Alpha Global Real Estate Portfolio.

When the James Alpha Global Real Estate Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for over-the-counter (“OTC”) options) at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written the James Alpha Global Real Estate Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction.  The Portfolio will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.  In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Portfolio’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call.  The premium paid on a put written by the James Alpha Global Real Estate Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, the James Alpha Global Real Estate Portfolio will direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. The Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The James Alpha Global Real Estate Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the James Alpha Global Real Estate Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits the Portfolio to protect its portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The James Alpha Global Real Estate Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Portfolio may cause the Portfolio to sell from its portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause the Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. The Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. The James Alpha Global Real Estate Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by the James Alpha Global Real Estate Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which the Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Manager, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when the James Alpha Global Real Estate Portfolio sells a future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

Currently, registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion with the Commodity Futures Trading Commission from regulation as a commodity pool operator.  There is no overall limitation on the percentage of the Portfolio’s net assets which may be subject to a hedge position.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Proxy Statement/Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the James Alpha Global Real Estate Portfolio’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When the James Alpha Global Real Estate Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

EXPOSURE TO FOREIGN MARKETS.* Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Portfolio’s interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Portfolio may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute  “derivatives” transactions.

The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

TYPES OF SECURITIES IN WHICH THE JAMES ALPHA GLOBAL REAL ESTATE PORTFOLIO MAY INVEST.* As discussed in the Proxy Statement/Prospectus, the James Alpha Global Real Estate Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts.  Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolio invests in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.  The Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on the Portfolio’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolio’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company’s assets. The Portfolio will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolio may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.  These limitations are relaxed or eliminated by certain SEC rules and exemptions.

FOREIGN CURRENCY TRANSACTIONS.* When the James Alpha Global Real Estate Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolio will conduct its foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. The Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. The Portfolio may also enter into forward currency contracts with respect to the Portfolio’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The James Alpha Global Real Estate Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

The Portfolio may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although the James Alpha Global Real Estate Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

ADDITIONAL RISKS. Securities in which the James Alpha Global Real Estate Portfolio may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

MORTGAGE PASS-THROUGH SECURITIES.* Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The James Alpha Global Real Estate Portfolio does not purchase interests in pools created by such non-governmental issuers.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the James Alpha Global Real Estate Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which the James Alpha Global Real Estate Portfolio invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL BONDS.* Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

REPURCHASE AGREEMENTS.* The James Alpha Global Real Estate Portfolio may invest without limit in repurchase agreements.  A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as the Portfolio) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Portfolio for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

The James Alpha Global Real Estate Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate.  As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially.  In addition, the Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default.  The Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Manager or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolio has adopted standards for the sellers with whom they will enter into repurchase agreements.  The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolio may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS.  Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as the James Alpha Global Real Estate Portfolio) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the Portfolio that it is obligated to repurchase. The Portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The James Alpha Global Real Estate Portfolio will segregate assets in an amount at least equal to the repurchase price of the securities when engaging in these transactions.

SHORT SALES. The James Alpha Global Real Estate Portfolio may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities, but has no present intention to do so. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the James Alpha Global Real Estate Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the James Alpha Global Real Estate Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets.  This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LARGE SHAREHOLDER REDEMPTIONS.  Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the James Alpha Global Real Estate Portfolio’s shares.  This is particularly true for the Portfolio, which recently commenced operations and may yet not have a broad shareholder base.  Redemptions by large account holders of their shares in the Portfolio may impact the Portfolio’s liquidity and net asset value. These redemptions may also force the Portfolio to sell securities at a time when the Manager would otherwise not choose to sell, which may negatively impact the Portfolio’s performance, as well as increase the Portfolio’s trading costs and its taxable distributions to shareholders.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Proxy Statement/Prospectus. For purposes of the following restrictions and those contained in the Proxy Statement/Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the James Alpha Global Real Estate Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and limitations.

The James Alpha Global Real Estate Portfolio’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Portfolio. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Shares of the James Alpha Global Real Estate Portfolio will be voted separately from other Portfolios of the Trust on matters affecting the James Alpha Global Real Estate Portfolio, including approval of changes in the fundamental investment policies of the James Alpha Global Real Estate Portfolio.

The investment objective of the James Alpha Global Real Estate Portfolio, in addition to the investment restrictions listed below, is fundamental and may not be changed without shareholder approval. All other investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The James Alpha Global Real Estate Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of any one issuer.

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     3. invest 25% or more of its total assets in securities of issuers in any one industry, except that the Portfolio will invest at least 25% of its assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”);

4.

Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. The James Alpha Global Real Estate Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets;

5.

invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but the Portfolio is authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

     6. invest in real estate or real estate limited partnerships (direct participation programs), except that the Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities, which are secured by real estate or interests therein;

7.

 purchase or sell real estate or real estate mortgage loans, except that the Portfolio will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein.  In addition, the Portfolio may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Portfolio’s ownership of such securities.

     8. Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     9. pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in its Prospectus;

The following are also fundamental investment restrictions:

The James Alpha Global Real Estate Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Manager, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Portfolio in these securities.

Investment limitations and restrictions described above apply at the time of investment, except for the limitations and restrictions applicable to borrowings and illiquid securities, which are ongoing.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. The James Alpha Global Real Estate Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, the Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities), collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company.

The 80% investment restriction noted in the Proxy Statement/Prospectus is also non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, Saratoga may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and Saratoga’s fiduciary duties to Trust shareholders.  Saratoga may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust.  Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by Saratoga or the Manager or by any of their affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement. Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information.  Persons who owe a duty of trust or confidence to the Trust or Saratoga (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.  Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure.  As required by Section 30 of the 1940 Act, the Trust will disclose the James Alpha Global Real Estate Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain the James Alpha Global Real Estate Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure.  The James Alpha Global Real Estate Portfolio does not selectively disclose its portfolio holdings to any person, other than to newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. The James Alpha Global Real Estate Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure.  Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Trust’s website a profile of the James Alpha Global Real Estate Portfolio, which typically includes the Portfolio’s top holdings.

The James Alpha Global Real Estate Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, post-effective amendments and the Trust’s website to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS

As of the date of the SAI, the James Alpha Global Real Estate Portfolio has not commenced operations and, thus, there are no outstanding shareholders.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia and Jonathan W. Ventimiglia are “interested persons” of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of the Manager.

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 55 1101 Stewart Avenue Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	13	Co-Chair, Business and Labor Coalition of New York
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 68 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	13	None
Udo Koopmann, 69 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since April 1997	Retired.	13	None
Floyd E. Seal, 61 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since April 1997	Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	13	None
William B. Blundin, 71 138 East 65th Street New York, NY 10065	Trustee	Since January 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company).	13	Trustee of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company).
Stephen H. Hamrick, 58 139 Van Bolen Way Mahwah, NJ 07430	Trustee	Since January 2003	President, Lightstone Value Plus REIT (September 2007-July 2010) (real estate investment trust); President, Lightstone Securities LLC (July 2006- July 2010) (broker-dealer); Vice President, Lightstone Group (July 2006- July 2010) (real estate investments & management); Chairman & President, Carey Financial Corp. (1994-2006) (broker-dealer); Managing Director, W.P. Carey & Co. (2001- 2006) (real estate investment banking).	13	None

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Directorships Held by Officer
OFFICERS:
Stephen Ventimiglia, 54 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	13	None
Jonathan W. Ventimiglia, 28 1101 Stewart Avenue Suite 207 Garden City, NY 11530	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary ***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 - Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC	13	None
James S. Vitalie, 51 1101 Stewart Avenue Suite 207 Garden City, NY 11530	Vice President	Since January 2011	President and Chief Operating Officer of James Alpha Management (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	13	Trustee of the Global Real Estate Investments Fund
Michael J. Wagner, 60 c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11757	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of GemCom, LLC (2004-present); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC.	13	None

 * Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

  **  Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***  Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the James Alpha Real Estate Investments Portfolio and the Trust as a whole, as of December 31, 2010, is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the James Alpha Global Real Estate Portfolio	Aggregate Dollar Range of Equity Securities in all Portfolios of the Trust
Bruce E. Ventimiglia	None	over $100,000
Patrick H. McCollough	None	over $100,000
Udo W. Koopmann	None	$50,001 -$100,000
Floyd E. Seal	None	$1 - $10,000
Stephen H. Hamrick	None	$10,001-$50,000
William B. Blundin	None	$10,001-$50,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”).  The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Manager and other service providers to the Trust.  The Manager is responsible for overseeing the day-to-day business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust.  The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Manager, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, as a Co-Chair of the Business and Labor Coalition of New York and as a Trustee of the Trust since September 1994.  Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm’s Operating Council.

Patrick McCollough

Mr. McCollough has business and financial experience through his service as a partner in a law firm and as a Trustee of the Trust since September 1994.  Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.

Floyd Seal

Mr. Seal has business, financial and accounting experience through his service as the Chief Executive Officer and owner of Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Trust since April 1997.

William Blundin

Mr. Blundin has business and financial experience through service as a founder and principal of Bransford Investment Partners, a private asset management company, as an executive officer and/or board member of various businesses, and formerly as the Co-Founder of Concord Holding Corporation and Senior Vice President of Shearson Lehman Hutton and as a Trustee of the Trust since January 2003.

Stephen Hamrick

Mr. Hamrick has business and financial experience through his former service as President of Lightstone Value REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investment banking firm, Chairman and President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Trust since January, 2003.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.

The Board of the Trust met four times during the fiscal year ended August 31, 2010.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees.  Messrs. Seal, Koopmann and McCollough are members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the fiscal year ended August 31, 2010.

Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities.  In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders.  The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight.  The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust and are advised by independent legal counsel.  As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs.  The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  The Trust faces a number of risks, such as investment-related and compliance risks.  Personnel of the Manager seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust.  Under the overall supervision of the Board, the Manager employ a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Manager and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

As of January 1, 2008,  the Independent Trustees receive $4,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings; $1,000 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $500 each for attendance at non-regular limited  purpose Board meetings held in-person or by telephone. Such compensation is paid by each of the Trust’s Portfolios in proportion to the Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets on the last business day of the quarter prior to the meeting.

At a Board of Trustees’ Meeting held on February 2, 2009, the Independent Trustees unanimously voted that, due to current difficult market conditions, they would temporarily reduce their compensation as follows:  starting on February 3, 2009, the Independent Trustees will receive $2,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings:  $500 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $250 each for attendance at non-regular limited purpose Board meetings held in-person or by telephone.  The foregoing represents a 50% reduction in the Independent Trustees’ compensation.  The Independent Trustees will reevaluate restoring compensation to the levels set forth above as market conditions improve.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2010.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$12,000	N/A	N/A	$12,000
Udo W. Koopmann	$12,000	N/A	N/A	$12,000
Floyd E. Seal	$12,000	N/A	N/A	$12,000

Stephen H. Hamrick	$10,000	N/A	N/A	$10,000

William B. Blundin	$10,000	N/A	N/A	$10,000

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Manager, which is responsible for the Trust’s day-to-day operations. Three regular meetings and one special meeting of the Trustees were held during the fiscal year ended August 31, 2010.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios’ financial operations. During the fiscal year ended August 31, 2010, there were four Audit Committee meetings.

MANAGEMENT AND OTHER SERVICES

The Trust, on behalf of the James Alpha Global Real Estate Portfolio, has entered into an investment advisory agreement with Ascent (the “Ascent Advisory Agreement”).  Under the Ascent Advisory Agreement, subject to the general supervision of the Board of Trustees, Ascent is responsible for managing the Portfolio in accordance with its investment objective and polices.  Ascent has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.  The Ascent Advisory Agreement was approved by the Board of Trustees on April 13, 2011 and, after an initial period of two years, will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the James Alpha Global Real Estate Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Ascent Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Ascent Advisory Agreement.  The Ascent Advisory Agreement is terminable without penalty by the Trust on behalf of the James Alpha Global Real Estate Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by Ascent upon   six months’  written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Ascent Advisory Agreement provides that Ascent, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Ascent Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Ascent pursuant to the Ascent Advisory Agreement, Ascent is entitled to receive from the James Alpha Global Real Estate Portfolio an investment advisory fee of 1.20% per annum of the Portfolio’s average net assets on the first $500 million in net assets, computed daily and paid monthly. The management fee will decrease as the net assets of the Fund increase over $500,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in the table below.

Average Daily Net Assets of the Fund	Annual Management Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $500,000,000	1.20%
Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)	1.10%
Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)	1.00%
Next $999,999,999 (Assets from $2,000,000,001-$3,000,000,000)	0.90%
Assets over $3,000,000,000	0.80%

Ascent may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Ascent may have to waive fees and/or reimburse the James Alpha Global Real Estate Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Ascent and the James Alpha Global Real Estate Portfolio, Ascent has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.75% and 2.50% of the Portfolio’s average net assets, for Class A and Class I shares, respectively, through  December 31, 2014.  The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.  Ascent is permitted to seek reimbursement from the James Alpha Global Real Estate Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid during the three (3) years from the date that such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by the portfolio managers for the James Alpha Global Real Estate Portfolio and assets under management in those accounts as of May 19, 2011.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Andrew J. Duffy	1	12.7	1	11.7	0	0	24.4
Amanda E. Black	1	12.7	1	11.7	0	0	24.4

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Manager may receive fees from certain accounts that are higher than the fee it receives from the James Alpha Global Real Estate Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Manager for its portfolio managers.

Ascent Investment Advisors, LLC

Where conflicts of interest arise between the James Alpha Global Real Estate Portfolio and other accounts managed by Ascent, including unregistered funds, exchange-traded funds or separate accounts, Ascent will proceed in a manner that ensures that the Portfolio will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by Ascent. In such instances, securities will be allocated in accordance with Ascent’s trade allocation policy.

Compensation

Ascent Investment Advisors, LLC

Mr. Duffy receives compensation for his services as Portfolio Manager in the form of a salary paid by Ascent plus an equity participation in the net income of Ascent. Ms. Black receives compensation for her services as Associate Portfolio Manager in the form of a salary paid by Ascent plus an equity participation in the net income of Ascent

Ownership of Securities

Portfolio Manager	Portfolio(s) Managed[1]	Dollar Range of Equity Securities Beneficially Owned
Andrew J. Duffy	James Alpha Global Real Estate Portfolio	None
Amanda E. Black	James Alpha Global Real Estate Portfolio	None

1  The James Alpha Global Real Estate Portfolio had not commenced operations as of the date of this Statement of Additional Information.

CODE OF ETHICS. The James Alpha Global Real Estate Portfolio, Saratoga, Ascent, and Northern Lights Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolio. These codes are designed to protect the interests of the Portfolio’s shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the James Alpha Global Real Estate Portfolio so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the James Alpha Global Real Estate Portfolio to Ascent.  The Manager will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Manager may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolio’s shareholders, and those of the Manager or an affiliated person of the Manager.  In such a case, the Trust’s policy requires that the Manager abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast.  The Manager’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to the James Alpha Global Real Estate Portfolio’s securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the James Alpha Global Real Estate Portfolio’s proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

SUPERVISION SERVICES

Saratoga is responsible for providing the Trust with persons satisfactory to serve as officers and employees of the Trust and for paying the salaries of such persons who are also directors, officers or employees of Saratoga.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into separate servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provides administration, fund accounting and transfer agent services (the “Gemini Services”) to the James Alpha Global Real Estate Portfolio.  For providing such services, the Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from the James Alpha Global Real Estate Portfolio:  (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

In addition, Gemini Fund Services, LLC, acts as the Trust’s Custody Administrator.  The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Trust’s Custodian.

Administrative Services Payments. Shares of the James Alpha Global Real Estate Portfolio may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Portfolio. In these situations, James Alpha Global Real Estate Portfolio or the Distributor may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

PLAN OF DISTRIBUTION.  The Trust, on behalf of the James Alpha Global Real Estate Portfolio, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), under which the Portfolio is authorized to pay up to 0.25% of the Portfolio’s average daily net assets annually for its Class A shares, all of which may be paid to Saratoga, Ascent, the Distributor or other entities.

The Distributor or other entities, including the Manager, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, on April 13, 2011.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. At any given time, the expenses in distributing shares of the James Alpha Global Real Estate Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by the James Alpha Global Real Estate Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. The Manager is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The James Alpha Global Real Estate Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Manager seeks to obtain prompt execution of orders at the most favorable net price.  If the Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or the Manager.  The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The information and services received by the Manager from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolio directly.  Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, the Manager may pay a higher commission than other brokers would charge if the Manager determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Manager; information received in connection with directed orders of other accounts managed by the Manager or its affiliates may or may not be useful to one or more of the James Alpha Global Real Estate Portfolio. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager, to make available additional views for consideration and comparison, and to enable the Manager to obtain market information for the valuation of securities held in the James Alpha Global Real Estate Portfolio’s assets. The Manager is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

The Manager currently serves as investment manager to a number of clients, and may in the future act as investment manager or adviser to others. It is the practice of the Manager to cause purchase or sale transactions to be allocated among the James Alpha Global Real Estate Portfolio and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolio and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by the James Alpha Global Real Estate Portfolio and/or other advisory accounts managed by the Manager or its affiliates, the transactions are generally executed as received, although the Portfolio or advisory account that does not direct trades to a specific broker (“free trades”) usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades.  However, having an order placed first in the market does not necessarily guarantee the most favorable price.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of the Manager or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of the James Alpha Global Real Estate Portfolio is determined each day the New York Stock Exchange (the “Exchange”) is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of the Portfolio’s net assets by the number of its shares outstanding.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of Portfolio debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When the James Alpha Global Real Estate Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by the Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by the Portfolio expires on its stipulated expiration date or if the Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by the Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, the James Alpha Global Real Estate Portfolio and shareholders of the Portfolio, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the James Alpha Global Real Estate Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The James Alpha Global Real Estate Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Portfolio will affect the amount and timing and character of the distributions made by the Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. The James Alpha Global Real Estate Portfolio intends to elect and qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Portfolio to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, the Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.  If the Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, the James Alpha Global Real Estate Portfolio must satisfy the following requirements:

•

Distribution Requirement —the Portfolio must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•

Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

The James Alpha Global Real Estate Portfolio generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. The Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If the Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by the James Alpha Global Real Estate Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

For taxable years of the James Alpha Global Real Estate Portfolio beginning after December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”)), the Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Dividends and Distributions” below).  A "qualified late year loss" includes:

(i)

any net capital loss , net long-term capital loss , or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)

the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  For taxable years of the James Alpha Global Real Estate Portfolio beginning on or before December 22, 2010, the Portfolio may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year

If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.  In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

Investment income received by the James Alpha Global Real Estate Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.  Under certain circumstances, the Portfolio may elect to pass-through foreign tax credits to shareholders.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the James Alpha Global Real Estate Portfolio. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.   With respect to taxable years of the James Alpha Global Real Estate Portfolio beginning before January 1, 2013 (sunset date), ordinary income dividends received by an individual shareholder may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by the James Alpha Global Real Estate Portfolio will be distributed annually as described in the Proxy Statement/Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by the Portfolio to shareholders as paid from capital gain dividends in a written statement mailed by the Portfolio to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.  Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income.  Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2013, and  ordinary income dividends will be taxed at ordinary income rates.

Distributions by the James Alpha Global Real Estate Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments.

For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a Portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance.

The capital losses of the James Alpha Global Real Estate Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.   Under the RIC Mod Act, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the James Alpha Global Real Estate Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) or a taxable year beginning after December 22, 2010, the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year.  Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio.  An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the James Alpha Global Real Estate Portfolio beginning on or before December 22, 2010, to expire unutilized) , thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change.  The James Alpha Global Real Estate Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the James Alpha Global Real Estate Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.  Additionally, if the Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the James Alpha Global Real Estate Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the James Alpha Global Real Estate Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Portfolio will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the James Alpha Global Real Estate Portfolio and may also be subject to U.S. estate tax.  For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or a later date, if extended by the U.S. Congress), the  Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly reported by the Portfolio to shareholders as paid from its “interest-related dividends” or “short-term capital gains dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Portfolio expects to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Certain amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.   Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Portfolio , including the risks and special tax consequences from a sale of a U.S. real property interest by a REIT in which the James Alpha Global Real Estate Portfolio may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2013. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.   Under the Emergency Economic Stabilization Act of 2008, the Portfolio’s transfer agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Portfolio on or after January 1, 2012.

Exchanges of the James Alpha Global Real Estate Portfolio’s shares for shares of another fund, including shares of other Portfolios in the Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of the James Alpha Global Real Estate Portfolio’s shares and receives securities that are considered substantially identical to the Portfolio’s shares or reinvests in the Portfolio’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio ’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders.  This section should be read in conjunction with the discussion above under  “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general.  In general, gain or loss recognized by the James Alpha Global Real Estate Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If the the Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, the James Alpha Global Real Estate Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent the Portfolio should recognize market discount on a debt obligation, when the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent the Portfolio may take deductions for bad debts or worthless securities and how the Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the James Alpha Global Real Estate Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the James Alpha Global Real Estate Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the James Alpha Global Real Estate Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the James Alpha Global Real Estate Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by the James Alpha Global Real Estate Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the James Alpha Global Real Estate Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the James Alpha Global Real Estate Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.   Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the James Alpha Global Real Estate Portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the James Alpha Global Real Estate Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If the James Alpha Global Real Estate Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income , reduced, for taxable years of the Portfolio beginning after December 22, 2010, by related deductions ), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  The James Alpha Global Real Estate Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the James Alpha Global Real Estate Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.  In certain cases, the Portfolio may make an election to treat such gain or loss as capital.

PFIC investments.  The James Alpha Global Real Estate Portfolio may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the James Alpha Global Real Estate Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the James Alpha Global Real Estate Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. In addition, if the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the James Alpha Global Real Estate Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The James Alpha Global Real Estate Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment. The Portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, the James Alpha Global Real Estate Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the James Alpha Global Real Estate Portfolio will be treated as long term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the James Alpha Global Real Estate Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions  —  Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the James Alpha Global Real Estate Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the James Alpha Global Real Estate Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the James Alpha Global Real Estate Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to the James Alpha Global Real Estate Portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (QPTP).   For purposes of the Income Requirement, income derived by the James Alpha Global Real Estate Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio.  For purposes of testing whether the James Alpha Global Real Estate Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by the James Alpha Global Real Estate Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause the James Alpha Global Real Estate Portfolio to fail to qualify as a regulated investment company.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test.  Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement.  However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code.  In addition, the James Alpha Global Real Estate Portfolio may gain exposure to commodities through investment in QPTPs such as an exchange traded Portfolio or ETF that is classified as a partnership and which invests in commodities.  Accordingly, the extent to which the Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Portfolio must continue to satisfy to maintain its status as a regulated investment company.  The Portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending.  While securities are loaned out by the James Alpha Global Real Estate Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of the Portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Investments in securities of uncertain tax character.   The James Alpha Global Real Estate Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of the James Alpha Global Real Estate Portfolio. An individual’s taxpayer identification number is his or her social security number. The Portfolio also must withhold if the IRS instructs it to do so.  Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the James Alpha Global Real Estate Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares.  Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolio.  The Manager and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Manager and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the James Alpha Global Real Estate Portfolio over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of the James Alpha Global Real Estate Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio’s outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of the Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio’s shareholder list or mail the applicant’s communication to all other shareholders at the applicant’s expense.

When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the James Alpha Global Real Estate Portfolio’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any of the Trust’s Portfolios, shareholders of each class of shares of the Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of the James Alpha Global Real Estate Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio, and constitute the assets of the Portfolio. The assets of the Portfolio are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Portfolio of the Trust will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Portfolio transactions and management of the Portfolios and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the James Alpha Global Real Estate Portfolio’s obligations, and provides that the Portfolio shall indemnify any shareholder who is held personally liable for the obligations of the Portfolio. It also provides that the Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Portfolio and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP serves as the independent registered public accounting firm for the James Alpha Global Real Estate Portfolio for the fiscal year ending August 31, 2011.  Their services include auditing the annual financial statements and financial highlights of the Portfolio as well as other related services.

TRUST COUNSEL. Dechert LLP,  located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Trust’s legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

CUSTODY ADMINISTRATOR.  Gemini Fund Services, LLC, located at 450 Wireless Boulevard, Hauppauge, New York 11788, serves as the Trust’s Administrator and Custody Administrator.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT.  Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite # 2, Omaha, Nebraska 68137, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the James Alpha Global Real Estate Portfolio’s dividends and distributions is explained in the Proxy Statement/Prospectus under the headings “Dividends and Distributions” and Tax Consequences.” The James Alpha Global Real Estate Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the James Alpha Global Real Estate Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

FINANCIAL STATEMENTS

The James Alpha Global Real Estate Portfolio adopted the financial statements of the Global Real Estate Investments Fund, which are incorporated herein by reference to the Global Real Estate Investments Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2010 (filed via EDGAR on March 10, 2011, Accession No. 0000894189-11-001079).

APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

      The James Alpha Global Real Estate Portfolio has delegated responsibility to the Manager to vote proxies in accordance with the Manager’s Proxy Voting Procedures (below).

ASCENT INVESTMENT ADVISORS, LLC

PROXY VOTING PROCEDURES

It is Ascent’s policy to vote all proxies received by the James Alpha Global Real Estate Portfolio in a timely manner. Upon receiving each proxy, Ascent will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. Ascent will consider information from a variety of sources in evaluating the issues presented in a proxy. Ascent generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, Ascent generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

Ascent’s duty is to vote in the best interests of the James Alpha Global Real Estate Portfolio’s shareholders. Therefore, in situations where there is a conflict of interest between Ascent’s interests and the James Alpha Global Real Estate Portfolio’s interests, Ascent will take one of the following steps to resolve the conflict:

1.

If a proposal is addressed by the guidelines, Ascent will vote in accordance with those guidelines;

2.

If Ascent believes it is in the James Alpha Global Real Estate Portfolio’s best interest to depart from the guidelines provided, Ascent will disclose the conflict to the James Alpha Global Real Estate Portfolio and obtain its consent to the proposed vote prior to voting the securities;

3.

The James Alpha Global Real Estate Portfolio may direct Ascent in writing to forward all proxy matters in which Ascent has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. Ascent will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, Ascent will abstain from voting the securities.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

See Article VI of the Saratoga Advantage Trust’s (the “Registrant”) Agreement and Declaration of Trust.

A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940, as amended) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be advanced pending final disposition of the proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)(a)	Agreement and Declaration of Trust.	(a)

(1)(b)	Amendment No. 1 to the Agreement and Declaration of Trust.	(a)

(1)(c)	Amendment No. 2 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(m)

(1)(d)	Amendment No. 3 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(s)

(2)	By-laws of Registrant.	(a)

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization, by and among the Registrant, on behalf of certain series portfolios.	(u)

(5)	Not Applicable.

(6)(a)	Form of Management Agreement.	(b)

(6)(b)	Amended and Restated Management Agreement between Orbitex-Saratoga Capital Management, LLC and The Saratoga Advantage Trust.	(g)

(6)(b)(i)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Milestone Capital Management, LLC with respect to the U.S. Government Money Market Portfolio.	(r)

(6)(b)(ii)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(r)

(6)(b)(iii)

Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio), and Armored Wolf, LLC.

(t)

(6)(c)(i)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(b)

(6)(c)(ii)	Amendment to the Investment Advisory Agreement between Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(d)

(6)(d)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management and OpCap Advisors with respect to the Municipal Bond Portfolio.	(b)

(6)(e)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and OpCap Advisors with respect to the Large Capitalization Value Portfolio.	(b)

(6)(f)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Large Capitalization Growth Portfolio.	(l)

(6)(g)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Small Capitalization Portfolio.	(e)

(6)(h)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and DePrince, Race & Zollo, Inc. with respect to the International Equity Portfolio.	(q)

(6)(i)	Form of Investment Advisory Agreement between Columbus Circle Investors and Orbitex-Saratoga Capital Management, LLC with respect to the Technology & Communications Portfolio.	(g)

(6)(j)	Form of Investment Advisory Agreement between Oak Associates, ltd. and Saratoga Capital Management, LLC with respect to the Health and Biotechnology Portfolio.	(l)

(6)(k)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to Financial Services Portfolio.	(l)

(6)(l)

Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Caterpillar Investment Management Ltd. with respect to the Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio.

(g)

(6)(m)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Vaughan Nelson Investment Management, L.P. with respect to the Mid Capitalization Portfolio.	(n)

(6)(n)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Integrity Money Management, Inc. with respect to the Energy & Basic Materials Portfolio.	(n)

(6)(o)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Energy & Basic Materials Portfolio.	(o)

(6)(p)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and M.D. Sass Investors Services, Inc. with respect to the Large Capitalization Value Portfolio.	(p)

(6)(q)(i)	Form of Excess Expense Agreement, as amended and restated on January 31, 2006.	(m)

(6)(q)(ii)	Excess Expense Agreement, as amended and restated on November 25, 2008.	(p)

(6)(r)

Form of Investment Sub-Advisory Agreement between Ascentia Capital Partners, LLC and each of Armored Wolf, LLC, Dunham & Associates Investment Counsel, Inc., DuPont Capital Management Corporation, Research Affiliates, LLC and Sage Capital Management, LLC.

(r)

(6)(s)	Form of Investment Advisory Agreement between James Alpha Cayman Commodity Fund I Ltd.(formerly named Armored Wolf Cayman Commodity Fund I Ltd.) and Armored Wolf, LLC.	(t)

(6)(t)

Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio).

(s)

(6)(u)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(r)

(6)(v)

Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio), and Armored Wolf, LLC.

(t)

(6)(w)	Form of Investment Management Agreement between Saratoga Advantage Trust, on behalf of James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	(v)

(6)(x)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Real Estate Investments Portfolio.	(v)

(6)(y)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	(v)

(7)(a)	Soliciting Dealer Agreement.	(d)

(7)(b)	Form of Distributor’s Agreement between Saratoga Advantage Trust and Aquarius Fund Distributors, LLC, currently known as Northern Lights Distributors, LLC.	(k)

(8)	Not Applicable.

(9)(a)	Custodian Contract between Saratoga Advantage Trust and The Bank of New York.	(h)

(9)(a)(i)	Amended Schedule II to Custodian Contract between Saratoga Advantage Trust and The Bank of New York.	(t)

(9)(b)	Foreign Custody Agreement between Saratoga Advantage Trust and The Bank of New York.	(h)

(10)(a)(i)	Distribution Plan relating to Class B shares.	(f)

(10)(a)(ii)	Distribution Plan relating to Class C shares.	(f)

(10)(a)(iii)	Amended and Restated Distribution Plan relating to Class A shares.	(s)

(10)(a)(iv)	Amended and Restated Distribution Plan relating to James Alpha Global Real Estate Investments Portfolio’s Class A shares.	(v)

(10)(a)(v)	Distribution Plan relating to Class I shares.	(s)

(10)(b)(i)	Amended and Restated Rule 18f-3 Plan.	(s)

(10)(b)(ii)	Amended and Restated Rule 18f-3 Plan to add James Alpha Global Real Estate Investments Portfolio.	(v)

(11)(a)	Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.	(a)

(11)(b)	Opinion and consent of counsel as to the Portfolios’ Class A shares.	(m)

(11)(c)	Opinion and consent of counsel as to the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio).	(t)

(11)(d)	Opinion and consent of counsel as to the James Alpha Global Real Estate Investments Portfolio.	(v)

(11)(e)

Opinion and consent of counsel as to the legality of the Class A shares of the James Alpha Global Real Estate Investments Portfolio being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.

(w)

(12)	Opinion and consent of Stradley Ronon Stevens & Young, LLP, supporting the tax matters and consequences to shareholders.	(v)

(13)(a)	Administration Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(h)

(13)(b)	Transfer Agency Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(h)

(13)(c)	Fund Accounting and Services Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(h)

(13)(d)	Consent of James Alpha Management for use of the James Alpha name for the James Alpha Global Enhanced Real Return Portfolio and James Alpha Cayman Commodity Fund I Ltd.	(t)

(14)	Consent of Ernst & Young, LLP.	(w)

(15)	Not Applicable.

(16)(a)	Powers of Attorney of Messrs. McCollough, Koopmann and Seal.	(c)

(16)(b)	Powers of Attorney of Messrs. Blundin and Hamrick.	(i)

a.

Filed with Post-effective Amendment No. 1 on May 5, 1995 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

b.

Filed with Post-effective Amendment No. 4 on March 7, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

c.

Filed with Post-effective Amendment No. 5 on November 3, 1997 to the    Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

d.

Filed with Post-effective Amendment No. 8 on December 30, 1999 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

e.

Filed with Post-Effective Amendment No. 9 on December 22, 2000 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

f.

Filed with Post-Effective Amendment No. 10 on December 31, 2001 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

g.

Filed with Pre-Effective Amendment No. 2 on November 13, 2002 to the Registrant's Registration Statement on Form N-14, and hereby incorporated by reference.

h.

Filed with Post-Effective Amendment No. 12 on December 31, 2002 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

i.

Filed with Post-Effective Amendment No. 14 on August 27, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

j.

Filed with Post-Effective Amendment No. 15 on September 2, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

k.

Filed with Post-Effective Amendment No. 19 on October 28, 2004 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

l.

Filed with Post-Effective Amendment No. 22 on November 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

m.

Filed with Post-Effective Amendment No. 24 on January 31, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

n.

Filed with Post-Effective Amendment No. 25 on December 29, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

o.

Filed with Post-Effective Amendment No. 27 on December 28, 2007 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

p.

Filed with Post-Effective Amendment No. 29 on December 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

q.

Filed with Post-Effective Amendment No. 30 on December 29, 2009 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

r.

Filed with Post-Effective Amendment No. 31 on October 7, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

s.

Filed with Post-Effective Amendment No. 35 on January 14, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

t.

Filed with Post-Effective Amendment No. 36 on January 31, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

u.

Attached as Exhibit A to the Proxy Statement-Prospectus contained in this Registration Statement.

v.

To be filed by amendment.

w.

Filed herewith.

ITEM 17. UNDERTAKINGS

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Proxy Statement-Prospectus will be filed by amendment.

SIGNATURES

As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant, in the City of Garden City, State of New York, on the 24th day of May, 2011.

THE SARATOGA ADVANTAGE TRUST

By:

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia

President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/Bruce E. Ventimiglia_ Bruce E. Ventimiglia	Trustee, Chairman of the Board, President and CEO (principal executive officer)	May 24, 2011
/s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia	Chief Financial Officer & Treasurer	May 24, 2011
/s/Patrick H. McCollough* Patrick H. McCollough	Trustee	May 24, 2011
/s/Udo W. Koopmann* Udo W. Koopmann	Trustee	May 24, 2011
/s/Floyd E. Seal* Floyd E. Seal	Trustee	May 24, 2011
/s/Stephen H. Hamrick* Stephen H. Hamrick	Trustee	May 24, 2011
/s/William B. Blundin* William B. Blundin	Trustee	May 24, 2011

*By: /s/ Stuart M. Strauss

        Stuart M. Strauss, Attorney-in-Fact

EXHIBIT INDEX

(11)(e)

Opinion and consent of counsel as to the legality of the Class A shares of the James Alpha Global Real Estate Investments Portfolio being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.

(14)	Consent of Ernst & Young, LLP.